                                    Registration Nos. 33-35788
                                                      811-6136


            As filed with the Securities and Exchange Commission on
                                 March 4, 1998
         --------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933                                  /   /

  Pre-Effective Amendment No.  _____                        /   /


  Post-Effective Amendment No.  12                          / x /
                               -----

                                    and/or
REGISTRATION UNDER THE
INVESTMENT COMPANY ACT OF 1940                              /   /


  Amendment No.  13                                         / x /
                -----

                       (Check appropriate box or boxes)

                       --------------------------------

                             HOMESTEAD FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)
                  4301 Wilson Boulevard, Arlington, VA  22203
                    (Address of Principal Executive Office)

              Registrant's Telephone Number, including Area Code:
                                (703) 907-6026
                                --------------

                          William P. McKeithan, Esq.
                             Homestead Funds ,Inc.
                  4301 Wilson Boulevard, Arlington, VA  22203
                    (Name and Address of Agent for Service)

                                  Copies to:

                            Michael Berenson, Esq.
                      Jorden Burt Berenson & Johnson LLP
                      1025 Thomas Jefferson Street, N.W.
                            Washington, D.C.  20007

Approximate Date of Proposed Public Offering.

It is proposed that this filing will become effective:


  X   immediately upon filing                on ___________
----- pursuant to paragraph (b)      -----   pursuant to
                                             paragraph (b)


_____  60 days after filing          _____ on ______ pursuant to
       pursuant to paragraph (a)(1)          paragraph (a)(1)


_____  75 days after filing                on ______ pursuant to
       pursuant to paragraph (a)(2)  -----   paragraph (a)(2) of
                                             rule 485


If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant has registered an indefinite number of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1997 will be filed in March, 1998.

                             HOMESTEAD FUNDS, INC.

                             CROSS-REFERENCE SHEET

Form N-1A Item No.                      Caption in Prospectus
------------------                      ---------------------
1.  Cover Page                          Cover Page

2.  Synopsis                            Cover Page; Introduction

3.  Condensed Financial Information     Financial Highlights

4.  General Description of Registrant   Introduction; Daily Income Fund;
                                        Short-Term Bond Fund; Short-Term
                                        Government Securities Fund; and Value
                                        Fund; Other Investment Practices, Risk
                                        Conditions, and Policies of the Funds

5.  Management of the Fund              How the Homestead Funds are
                                        Managed

6.  Capital Stock and Other             Capital Stock
    Securities

7.  Purchase of Securities Being        How to Purchase Shares;
    Offered                             Shareholder Service; How Each
                                        Fund's Net Asset Value is
                                        Determined

8.  Redemption or Repurchase            Shareholder Services; How to
                                        Redeem Shares

9.  Pending Legal Proceedings           Not applicable

                                        Caption in Statement of
Form N-1A Item No.                      Additional Information
------------------                      ----------------------
10.  Cover Page                         Cover Page

11.  Table of Contents                  Table of Contents

12.  General Information and History    General Information and History

13.  Investment Objectives and          Investment Restrictions; Descrip-
     Policies                           tion of Certain Investments

14.  Management of the Fund             Management of the Homestead Funds

15.  Control Persons and Principal      Principal Holders of Securities
     Holders of Securities

16.  Investment Advisory and Other      Investment Management and Other
     Services                           Services

                                        Caption in Statement of
Form N-1A Item No.                      Additional Information
------------------                      ----------------------
17.  Brokerage Allocation and Other     Brokerage Allocation and Other
     Practices                          Practices

18.  Capital Stock and Other            Capital Stock and Corporate
     Securities                         Matters

19.  Purchase, Redemption and Pricing   Purchase and Redemption of Sec-
     of Securities Being Offered        urities Being Offered; Determin-
                                        ation of Net Asset Value

20.  Tax Status                         Tax Status

21.  Underwriters                       Distribution of Shares

22.  Calculation of Performance Data    Performance Information About the
                                        Funds

23.  Financial Statements               Independent Auditors

                                            ------------------------------------
                                            ABOUT THIS PROSPECTUS

                                            This Prospectus sets forth concisely
                                            the information about each Fund that
                                            you should know before investing. It
                                            should be retained for future
                                            reference. A Statement of Additional
                                            Information, dated March 4, 1998,
                                            about each Fund has been filed with
                                            the Securities and Exchange
                                            Commission and is incorporated
                                            herein by reference. You may obtain
                                            a copy of the Statement of
                                            Additional Information at no charge
                                            by calling Homestead Funds, Inc. at
                                            1-800-258-3030.

                                            HOMESTEAD FUNDS, INC.
                                            4301 Wilson Boulevard
                                            Arlington, VA 22203

------------------------------------------------------
INVESTMENT OBJECTIVES
OF EACH FUND

The Daily Income Fund seeks maximum current income, consistent with preservation of capital and liquidity by investing in high-quality money market securities. Shares in the Daily Income Fund are neither insured nor guaranteed by the U.S. Government. There is no assurance that the Daily Income Fund will maintain a stable net asset value of $1.00 per share.

The Short-Term Bond Fund seeks a high level of income consistent with maintaining minimum fluctuation of principal by investing in high-quality, short-term debt securities. The share price of the Short-Term Bond Fund is expected to fluctuate with changes in interest rates and bond market conditions.

The Short-Term Government Securities Fund seeks a high level of current income from investments in a portfolio of securities backed by the full faith and credit of the U.S. Government. Shares in the Short-Term Government Securities Fund are neither insured or guaranteed by the U.S. Government. The share price of the Short-Term Government Securities Fund is expected to fluctuate with changes in interest rates and bond market conditions.

The Small Company Stock Fund seeks long-term growth of capital for the long-term investor. The Fund is not designed for short-term financial needs or for short-term investment in the stock market.

The Value Fund seeks long-term growth of capital and income for the long-term investor. Current income is a secondary objective.


There can be no assurance that the objectives of each Fund will be realized. For general information, please call Homestead Funds, Inc., c/o PFPC, Inc. ("PFPC") toll-free at 1-800-258-3030.


------------------------------------------------------
TABLE OF CONTENTS



                                                 PAGE
Introduction to the Funds...................      1

Financial Highlights........................      2

Daily Income Fund...........................      6

Short-Term Bond Fund........................      7

Short-Term Government Securities Fund.......      8

Small Company Stock Fund....................      8

Value Fund..................................      9

Other Investment Practices, Risk Conditions,
    and Policies of the Funds...............     10

Dividends, Distributions, and Taxes.........     13

How to Purchase Shares......................     15

Shareholder Services........................     16

How Each Fund's Net Asset Value is
    Determined..............................     18

How to Redeem Shares........................     19

How the Homestead Funds are Managed.........     20

Capital Stock...............................     21


--------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION NOR HAS THE
  SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION
  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
  TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
INTRODUCTION TO THE FUNDS

FEE SUMMARY. This information is included to assist your understanding of the various costs and expenses to which an investment in each Fund would be subject. A more complete description of all fees and expenses is included in this Prospectus under the section "Expenses."


                                                                            SHORT-TERM        SMALL
                                              DAILY INCOME   SHORT-TERM     GOVERNMENT       COMPANY      VALUE
                                                  FUND       BOND FUND    SECURITIES FUND   STOCK FUND     FUND
SHAREHOLDER TRANSACTION EXPENSES:
Sales Load Imposed on Purchases                   None          None            None            None        None
Sales Load Imposed on Reinvested Dividends        None          None            None            None        None
Deferred Sales Load Imposed on Redemptions        None          None            None            None        None
Redemption Fee                                    None          None            None            None        None
Exchange Fee                                      None          None            None            None        None

ANNUAL FUND OPERATING EXPENSES
AFTER EXPENSE WAIVER OR ASSUMPTION
(as a percentage of average daily net assets)
Investment Management Fee                         .47%*         .48%*             0%*             0%        .59%*
12b-1 Fees                                        None          None            None            None        None
Other Expenses                                    .33%*         .27%*           .75%*          1.50%*       .20%*
Total Fund Operating Expenses                     .80%*         .75%*           .75%*          1.50%*       .79%*



* RE Advisers has agreed to assume all annual fund operating expenses of each Fund (other than certain expenses that are capitalized and certain other non-recurring expenses) ("Fund Operating Expenses") which in any year exceed .80% of the average daily net assets for the Daily Income Fund, .75% of the average daily net assets for the Short-Term Bond Fund and Short-Term Government Securities Fund, 1.50% of the average daily net assets of the Small Company Stock Fund and 1.25% of the average daily net assets for the Value Fund. See "How the Homestead Funds are Managed-Investment Manager" for further information about the investment management fees. The Total Fund Operating Expenses prior to any fee waivers are .83%, .87% and 1.27%, for the Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund, respectively. There are no fees waived for the Value Fund. The Total Fund Operating Expenses for the Small Company Stock Fund are estimated to be 2.50%.


EXAMPLES: An investor in each Fund would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each future time period**:


                                                          1 YEAR        3 YEARS          5 YEARS        10 YEARS
Daily Income Fund                                            $8            $26             $44             $99
Short-Term Bond Fund                                         $8            $24             $42             $93
Short-Term Government Securities Fund                        $8            $24             $42             $93
Value Fund                                                   $8            $25             $43             $97
Small Company Stock Fund                                    $15            $47              NA              NA


**There are no charges imposed upon redemption.

THESE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR EACH FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included for illustrative purposes.

                         -----------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following tables include selected data and other performance information derived from the financial statements of each of the respective Funds. They should be read in conjunction with the financial statements and notes thereto appearing in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997 ("Annual Report").

The unqualified report of Deloitte & Touche LLP, independent auditors, is included in the Annual Report. It also contains additional information regarding the performance of each Fund. The Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained without charge by calling the Fund at the telephone number given on the cover page of this prospectus.

DAILY INCOME FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                          NOVEMBER 19, 1990
                                                                                                            (COMMENCEMENT
                                                          YEAR ENDED DECEMBER 31,                         OF OPERATIONS) TO
                                    -------------------------------------------------------------------     DECEMBER 31,
                                     1997     1996(d)   1995(d)   1994(d)   1993(d)   1992(d)   1991(d)        1990(d)
                                    -------   -------   -------   -------   -------   -------   -------   -----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.......................   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00          $1.00
                                     -----     -----     -----     -----     -----     -----     -----          -----
  Income from investment
    operations
    Net investment income(a)......    0.05      0.05      0.05      0.04      0.03      0.03      0.06           0.01
                                     -----     -----     -----     -----     -----     -----     -----          -----
    Total from investment
      operations..................    0.05      0.05      0.05      0.04      0.03      0.03      0.06           0.01
                                     -----     -----     -----     -----     -----     -----     -----          -----
  Distributions
    Net investment income.........   (0.05)    (0.05)    (0.05)    (0.04)    (0.03)    (0.03)    (0.06)         (0.01)
                                     -----     -----     -----     -----     -----     -----     -----          -----
    Total distributions...........   (0.05)    (0.05)    (0.05)    (0.04)    (0.03)    (0.03)    (0.06)         (0.01)
                                     -----     -----     -----     -----     -----     -----     -----          -----
NET ASSET VALUE, END OF YEAR......   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00          $1.00
                                     =====     =====     =====     =====     =====     =====     =====          =====
TOTAL RETURN......................    4.92%     4.81%     5.38%     3.63%     2.68%     3.39%     5.67%          0.74%(c)
                                     =====     =====     =====     =====     =====     =====     =====          =====
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (thousands)...................  $53,033   $57,871   $52,699   $36,668   $25,159   $22,330   $24,396        $15,490
  Ratio of expenses to average net
    assets(a).....................    0.80%     0.76%     0.75%     0.75%     0.75%     0.75%     0.75%          0.75%(b)
  Ratio of net investment income
    to average net assets(a)......    4.80%     4.71%     5.25%     3.66%     2.64%     3.34%     5.44%          6.79%(b)
  Ratio of gross expenses before
    voluntary expense limitation
    to average net assets.........    0.83%     0.81%     0.87%     0.99%     1.11%     1.21%     1.27%          1.98%(b)


-------------------------


(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.

(b) Annualized.

(c) Aggregate total return for the period.

(d) The Financial Highlights for periods prior to 1997 were audited by other auditors.


                         -----------------------------

SHORT-TERM BOND FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                              NOVEMBER 5, 1991
                                                                                                               (COMMENCEMENT
                                                                                                               OF OPERATIONS)
                                                              YEAR ENDED DECEMBER 31,                                TO
                                         -----------------------------------------------------------------      DECEMBER 31,
                                          1997       1996(d)     1995(d)     1994(d)    1993(d)    1992(d)        1991(d)
                                         ------      -------     -------     -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...........................    $5.15       $5.19       $4.95       $5.19      $5.10      $5.06           $5.00
                                          -----      ------      ------      ------     ------     ------      ----------
  Income from investment operations
    Net investment income(a)..........     0.30        0.29        0.28        0.24       0.24       0.26            0.04
    Net realized and unrealized gain
      (loss) on investments...........     0.03       (0.04)       0.24       (0.24)      0.09       0.04            0.06
                                          -----      ------      ------      ------     ------     ------      ----------
  Total from investment operations....     0.33        0.25        0.52        0.00       0.33       0.30            0.10
                                          -----      ------      ------      ------     ------     ------      ----------
  Distributions
    Net investment income.............    (0.30)      (0.29)      (0.28)      (0.24)     (0.24)     (0.26)          (0.04)
                                          -----      ------      ------      ------     ------     ------      ----------
    Total distributions...............    (0.30)      (0.29)      (0.28)      (0.24)     (0.24)     (0.26)          (0.04)
                                          -----      ------      ------      ------     ------     ------      ----------
NET ASSET VALUE, END OF YEAR..........    $5.18       $5.15       $5.19       $4.95      $5.19      $5.10           $5.06
                                                     ------      ------      ------     ------     ------      ----------
                                          -----
                                                     ------      ------      ------     ------     ------      ----------
TOTAL RETURN..........................     6.62%       5.16%      10.81%       0.09%      6.62%      6.30%           1.99%(c)
                                          =====      ======      ======      ======     ======     ======      ==========
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (thousands).......................   $108,898    $81,470     $62,125     $52,257    $37,046    $10,991          $1,268
  Ratio of expenses to average net
    assets(a).........................     0.75%       0.75%       0.75%       0.75%      0.75%      0.75%           0.75%(b)
  Ratio of net investment income to
    average net assets(a).............     5.75%       5.72%       5.49%       4.84%      4.58%      5.20%           5.59%(b)
  Ratio of gross expenses before
    voluntary expense limitation to
    average net assets................     0.87%       0.76%       0.86%       0.98%      1.16%      1.94%           5.61%(b)
  Portfolio turnover rate.............       55%         49%         35%         13%        14%        19%              0%


-------------------------


(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.

(b) Annualized.

(c) Aggregate total return for the period.

(d) The Financial Highlights for periods prior to 1997 were audited by other auditors.


                         -----------------------------

SHORT-TERM GOVERNMENT SECURITIES FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                      MAY 1, 1995
                                                                            YEAR ENDED               (COMMENCEMENT
                                                                           DECEMBER 31,            OF OPERATIONS) TO
                                                                       ---------------------          DECEMBER 31,
                                                                        1997        1996(d)             1995(d)
                                                                       ------       --------       ------------------
NET ASSET VALUE, BEGINNING OF PERIOD................................   $ 5.05        $ 5.09              $ 5.00
                                                                       ------        -------             ------
  Income from investment operations
    Net investment income(a)........................................     0.26          0.26                0.18
    Net realized and unrealized gain (loss) on investments..........     0.02         (0.04)               0.09
                                                                       ------        -------             ------
    Total from investment operations................................     0.28          0.22                0.27
                                                                       ------        -------             ------
   Distributions
      Net investment income.........................................    (0.26)        (0.26)              (0.18)
                                                                       ------        -------             ------
      Total distributions...........................................    (0.26)        (0.26)              (0.18)
                                                                       ------        -------             ------

NET ASSET VALUE, END OF YEAR........................................   $ 5.07        $ 5.05              $ 5.09
                                                                       ======        ========            ======

TOTAL RETURN........................................................     5.73%         4.46%               5.44%(c)
                                                                       ======        ========            ======

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (thousands)............................   $16,187        $7,692              $2,658
   Ratio of expenses to average net assets(a).......................     0.75%         0.75%               0.75%(b)
   Ratio of net investment income to average net assets(a)..........     5.19%         5.16%               5.18%(b)
   Ratio of gross expenses before voluntary expense limitation to
     average net assets.............................................     1.27%         2.30%               6.21%(b)
   Portfolio turnover rate..........................................       12%           21%                  7%


-------------------------


(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.

(b) Annualized.

(c) Aggregate total return for the period.

(d) The Financial Highlights for periods prior to 1997 were audited by other auditors.


                         -----------------------------

VALUE FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                NOVEMBER 19, 1990
                                                                                                                  (COMMENCEMENT
                                                        YEAR ENDED DECEMBER 31,                                 OF OPERATIONS) TO
                            -------------------------------------------------------------------------------       DECEMBER 31,
                             1997       1996(E)     1995(E)     1994(E)     1993(E)     1992(E)     1991(E)          1990(E)
                            -------     -------     -------     -------     -------     -------     -------     -----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................   $20.99     $18.44      $14.50      $14.54      $12.49      $11.48      $10.15            $10.12
                              -----     ------      ------      ------      ------      ------      ------        ----------
 Income from investment
   operations
   Net investment
     income(a)............     0.37       0.39        0.41        0.29        0.22        0.25        0.39              0.07(b)
   Net realized and
     unrealized gain on
     investments..........     5.22       2.91        4.47        0.07        2.12        1.09        1.34                 -
                              -----     ------      ------      ------      ------      ------      ------        ----------
   Total from investment
     operations...........     5.59       3.30        4.88        0.36        2.34        1.34        1.73              0.07
                              -----     ------      ------      ------      ------      ------      ------        ----------
 Distributions
   Net investment
     income...............    (0.37)     (0.39)      (0.41)      (0.29)      (0.22)      (0.25)      (0.39)            (0.04)
   Net realized gain......    (0.71)     (0.36)      (0.53)      (0.11)      (0.07)      (0.08)      (0.01)                -
                              -----     ------      ------      ------      ------      ------      ------        ----------
   Total distributions....    (1.08)     (0.75)      (0.94)      (0.40)      (0.29)      (0.33)      (0.40)            (0.04)
                              -----     ------      ------      ------      ------      ------      ------        ----------
NET ASSET VALUE, END OF
 YEAR.....................   $25.50     $20.99      $18.44      $14.50      $14.54      $12.49      $11.48            $10.15
                              =====     ======      ======      ======      ======      ======      ======        ==========
TOTAL RETURN..............    26.70%     17.94%      33.78%       2.50%      18.83%      11.68%      17.16%             0.58%(D)
                              =====     ======      ======      ======      ======      ======      ======        ==========
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
   (thousands)............  $378,621    $238,550    $147,506    $91,612     $53,616     $19,730     $10,398                $6,568
 Ratio of expenses to
   average net
   assets(a)..............     0.79%      0.73%       0.84%       1.15%       1.25%       1.25%       1.25%             1.25%(c)
 Ratio of net investment
   income to average net
   assets(a)..............     1.59%      2.08%       2.50%       2.19%       1.92%       2.33%       3.80%             6.09%(c)
 Ratio of gross expenses
   before
   voluntary expense
   limitation to average
   net assets.............      n/a        n/a         n/a        1.15%       1.25%       1.61%       1.75%             2.34%(c)
 Portfolio turnover
   rate...................        6%         5 %        10%          4 %         2 %         5 %        26%                0%
 Average commission rate
   paid per share
   transacted(f)..........  $0.0480     $0.0500           -           -           -           -           -                     -


-------------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.

(b) Per share amount was calculated based on average shares outstanding during the period.

(c) Annualized.

(d) Aggregate total return for the period.

(e) The Financial Highlights for periods prior to 1997 were audited by other auditors.

(f) Required disclosure for fiscal years beginning after December 1, 1995 pursuant to SEC regulations.

----------------------------------------------------------------

----------------------------------------------------

OVERVIEW OF THE HOMESTEAD FUNDS

Homestead Funds is a Maryland corporation registered with the Securities and Exchange Commission as a no-load, open-end diversified management investment company, commonly known as a mutual fund. The Homestead Funds currently consist of five funds: the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund ("Fund" or "Funds"). Each Fund in the Homestead Funds is a separate investment portfolio with distinct investment objectives, investment program, policies, and restrictions. Each Fund is advised and managed by RE Advisers Corporation ("RE Advisers"), which directs the day-to-day operations of each Fund and the investment of each Fund's assets. RE Advisers is an indirect wholly-owned subsidiary of National Rural Electric Cooperative Association ("NRECA"), a non-profit membership organization whose members provide electric light and power and other services to more than 25 million people in 46 states.

No sales charges, redemption fees or penalties, or Rule 12b-1 fees are charged by the Homestead Funds with respect to an investment in the Funds. This means that all of the money you invest will be credited to your account(s) in the Fund(s) and immediately go to work for you.

------------------------------------------------------
DAILY INCOME FUND

INVESTMENT OBJECTIVES: The Daily Income Fund seeks maximum current income, consistent with preservation of capital and liquidity by investing in high-quality money market securities.

INVESTMENT PROGRAM: In seeking to achieve its objectives, the Daily Income Fund will invest in a diversified portfolio of high-quality U.S. dollar-denominated money market securities that present minimal credit risks and which, at the time of acquisition, are eligible securities. Eligible securities are rated in one of the two highest credit categories for short-term debt obligations assigned by any two nationally recognized statistical rating organizations ("NRSROs"), or by one NRSRO, if only one has rated the money market securities ("Requisite NRSROs") or, if unrated, are of comparable investment quality. The Daily Income Fund will invest at least 95% of its total assets in eligible securities that are rated within the highest rating category for short-term debt obligations by the Requisite NRSROs or unrated securities of comparable investment quality. The eligible money market securities in which the Fund may invest include: (i) Short-term obligations of the U.S. Government (such as United States Treasury bills), its agencies (such as the Government National Mortgage Association), and instrumentalities (such as the Federal National Mortgage Association);

(ii) Short-term obligations of banks and savings and loan associations having total assets in excess of one billion dollars, including certificates of deposit, banker's acceptances, and time deposits; (iii) Short-term corporate obligations, including notes and bonds with remaining maturities of 13 months or less; (iv) Commercial paper (unsecured promissory notes having maturities of 9 months or less) issued by corporations and finance companies; (v) Repurchase agreements that are collateralized by securities described in (i) through (iv), above. See "Repurchase Agreements" in this Prospectus for a fuller description of this investment technique and its risks; (vi) U.S. dollar-denominated obligations issued by the Government of Canada or its agencies or instrumentalities; and (vii) U.S. dollar-denominated obligations of foreign issuers. See "U.S. Dollar-Denominated Securities of Foreign Issuers" in this Prospectus for a fuller description of these securities and their risks. Certain of these money market securities may have adjustable rates of interest with periodic demand features.

MATURITY: The Fund will invest in eligible money market securities maturing in 13 months or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any price fluctuation in the Fund's portfolio securities.

PRICE: The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible. The Fund will use the amortized cost method of valuing its portfolio securities.

PORTFOLIO MANAGEMENT: RE Advisers actively manages the Fund, adjusting the composition of investments and the average maturity of the Fund's portfolio according to its outlook for short-term interest rates. During periods of rising interest rates,

                         -----------------------------
a shorter average maturity may be expected, while a longer maturity may be more appropriate when interest rates are falling.

SUITABILITY: The Fund is designed to be a convenient and economical medium for investing short-term funds, while seeking to provide maximum current income consistent with safety of principal. In addition, the Fund is also useful as a component of a long-term, balanced investment program for the conservative investor. The Fund's investment performance will vary depending on changes in short-term interest rates or in the creditworthiness of issuers of its portfolio securities.

------------------------------------------------------
SHORT-TERM BOND FUND

INVESTMENT OBJECTIVES: The Short-Term Bond Fund seeks to provide a high level of current income consistent with stability of principal and current liquidity by investing in high-grade, short-term debt securities.

INVESTMENT PROGRAM: In seeking to achieve its objective, the Short-Term Bond Fund will invest primarily in a diversified portfolio of short-term debt securities rated within the three highest credit categories assigned by any NRSRO or, if unrated, of comparable investment quality as determined by RE Advisers.

The short-term debt securities in which the Fund may invest include: (i) corporate debt securities; (ii) U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government; (iii) mortgage pass-through securities; (iv) collateralized mortgage obligations; (v) asset-backed securities; (vi) zero-coupon bonds; and (vii) U.S. dollar-denominated debt securities of foreign issuers. See "Other Investment Practices, Risk Conditions, and Policies of the Funds" for a fuller description of these securities and their risks.


Although the Short-Term Bond Fund will ordinarily invest at least 65% of its total assets in high-grade, short-term debt securities, to the extent the Fund is not so invested, it may invest in other types of securities, including: (i) debt securities rated BBB or its equivalent by any NRSRO or unrated debt securities of comparable investment quality, limited to no more than 5% of the Fund's net assets; (ii) equity-related securities (i.e., preferred stocks and securities convertible into or exchangeable for common stocks); (iii) privately-placed securities, limited to no more than 10% of the Fund's net assets; and (iv) high-quality money market investments of the type in which the Daily Income may invest. For temporary or defensive purposes, the Fund may invest in money market securities without limitation.


The Fund may purchase debt securities and certain money market securities on a when-issued or delayed delivery basis. Certain of these securities may have adjustable rates of interest with periodic demand features.

MATURITY: The dollar-weighted average effective maturity of the Fund's portfolio will not exceed three years. Within this limitation, the Fund may purchase individual securities with effective maturities greater than three years.

PORTFOLIO TURNOVER: The portfolio turnover rate for the Fund will vary and when circumstances warrant, securities may be sold without regard to the length of time held. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 75%.


PORTFOLIO MANAGEMENT: To meet the Fund's objective, Douglas G. Kern, Senior Fixed-Income Portfolio Manager of RE Advisers actively manages the Fund, adjusting the composition of investments and the average maturity of the Fund's portfolio based on general economic and financial trends, such as the level of interest rates and inflation, and the supply and demand of debt securities. Mr. Kern has managed the Fund since its inception in November 1991 and has been Senior Fixed-Income Portfolio Manager of NRECA during the past twelve years.


SUITABILITY: The Fund is designed for investors who seek a greater level of income than normally provided by money market investments and less principal fluctuation than that experienced by long-term bond funds. THE SHORT-TERM BOND FUND IS NOT A MONEY MARKET FUND AND ITS SHARE PRICE IS EXPECTED TO FLUCTUATE WITH CHANGES IN INTEREST RATES AND BOND MARKET CONDITIONS, ALTHOUGH THIS FLUCTUATION SHOULD BE MORE MODERATE THAN THAT OF A FUND WITH A LONGER AVERAGE MATURITY.

                         -----------------------------

------------------------------------------------------
SHORT-TERM GOVERNMENT
SECURITIES FUND

INVESTMENT OBJECTIVES: The Short-Term Government Securities Fund seeks to provide a high level of current income consistent with stability of principal and current liquidity by investing in securities backed by the full faith and credit of the U.S. Government.

INVESTMENT PROGRAM: In seeking to achieve its objective, the Short-Term Government Securities Fund will invest at least 65% of its portfolio in U.S. Treasury bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.

The short-term debt securities in which the Fund may invest include: (i) U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury; (ii) Securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the full faith and credit of the U.S. Government; and (iii) Repurchase agreements collateralized by U.S. Government securities or by securities issued by agencies and instrumentalities of the U.S. Government and guaranteed by the U.S. Government. See "Other Investment Practices, Risk Conditions, and Policies of the Funds" for a fuller description of these securities and their risks.

MATURITY: The dollar-weighted average effective maturity of the Fund's portfolio will not exceed three years. Within this limitation, the Fund may purchase individual securities with effective maturities greater than three years.

PORTFOLIO TURNOVER: The portfolio turnover rate for the Fund will vary and when circumstances warrant, securities may be sold without regard to the length of time held. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 75%.

PORTFOLIO MANAGEMENT: To meet the Fund's objective, Douglas G. Kern, Senior Fixed-Income Portfolio Manager of RE Advisers actively manages the Fund, adjusting the composition of investments and the average maturity of the Fund's portfolio in an effort to minimize fluctuations in market value based on general economic and financial trends, such as the level of interest rates and inflation. Mr. Kern has managed the Fund since its inception in May 1995 and has been Senior Fixed-Income Portfolio Manager of NRECA during the past twelve years.

SUITABILITY: The Fund is designed for investors who seek an investment with less principal fluctuation than that experienced by intermediate and long-term government securities funds. THE SHORT-TERM GOVERNMENT SECURITIES FUND IS NOT A MONEY MARKET FUND AND ITS SHARE PRICE IS EXPECTED TO FLUCTUATE WITH CHANGES IN INTEREST RATES AND BOND MARKET CONDITIONS, ALTHOUGH THIS FLUCTUATION SHOULD BE MORE MODERATE THAN THAT OF A FUND WITH A LONGER AVERAGE MATURITY. Fixed-Income securities experience appreciation when interest rates decline and depreciation when interest rates rise.

------------------------------------------------------
SMALL COMPANY
STOCK FUND

INVESTMENT OBJECTIVES: The Small Company Stock Fund seeks long-term growth of capital by investing in stocks for the long-term investor.


INVESTMENT PROGRAM: In seeking to achieve its objective, the Small Company Stock Fund will normally invest at least 65% of its total assets in diversified and carefully selected common stocks of companies with small market capitalizations at the time of investment. In selecting investments, RE Advisers will emphasize fundamental investment value. This approach is based on the belief that the common stocks of certain companies may sell at a discount from their fundamental value.



Small market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 at the time of the Fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small capitalization companies for purposes of the 65% policy. The Russell 2000 included companies with market capitalizations between $50 million and $2.5 billion as of December 31, 1997.


PORTFOLIO TURNOVER: The Small Company Stock Fund will not trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. Although the Fund cannot accurately predict annual portfolio turnover rate, it is not expected to exceed 75%.

                         -----------------------------

PORTFOLIO MANAGEMENT: To meet the Fund's objectives, Peter R. Morris, Director of Investments and Stuart E. Teach, Senior Equity Portfolio Manager of RE Advisers will actively manage the Fund, adjusting the composition of common stock investments in the Fund's portfolio based on general economic and financial trends. Messrs. Morris and Teach have managed the Small Company Stock Fund since its inception in March 1998. Mr. Morris has been Director of Investments at NRECA during the past twenty-three years and Mr. Teach has been Senior Equity Portfolio Manager of NRECA during the past twelve years.



SUITABILITY: The Small Company Stock Fund is intended for investors seeking long-term growth of capital. Because of the Fund's emphasis on investment in common stocks, net asset value will fluctuate based on market conditions. Consequently, the Small Company Stock Fund is designed for long-term investors and should not be relied on for short-term financial needs or for short-term investment in the stock market. The net asset value of the Fund's respective shares will fluctuate based on market conditions.



Investments in small capitalization stocks may present a greater risk than investments in medium and large capitalization stocks and can experience greater price fluctuation. Some small capitalization stocks have limited product lines, markets or economic resources.


------------------------------------------------------
VALUE FUND

INVESTMENT OBJECTIVES: The Value Fund seeks long-term growth of capital and income for the long-term investor. Current income is a secondary objective.

INVESTMENT PROGRAM: In seeking to achieve its objectives, the Value Fund will invest primarily in a diversified and carefully selected portfolio of common stocks of established companies that may be undervalued or overlooked by the market. In selecting investments, RE Advisers, will emphasize fundamental investment value. This approach is based on the belief that the common stocks of certain companies may sell at a discount from their fundamental value.

The valuation process used by RE Advisers considers the following factors in analyzing a security's fundamental value: (i) the relationship of a company's potential earning power to the current market price of its stock; (ii) a low price/earnings ratio relative to either that company's historical results or to the current ratios for other similar companies; (iii) above-average dividend income; (iv) discount to the stated book value of assets; and (v) a company's strong competitive advantages, including well-recognized trademarks or brand names or significant market position. The Value Fund may invest in equity securities of companies that are considered by RE Advisers to be financially sound and attractive investments based on their long-term operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Value Fund may invest in such companies when RE Advisers believes that they will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to return their earnings to historical levels or otherwise increase the market price of their securities.

The utilization of a value approach may result, in some cases, in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

Although the Value Fund will ordinarily invest at least 80% of its net assets in common stocks, to the extent not so invested, it may invest in other types of securities including: (i) equity-related securities (i.e., preferred stocks, securities convertible into or exchangeable for common stocks, and warrants);
(ii) high-grade debt securities rated at least A by a NRSRO or, if unrated, of equivalent investment quality as determined by RE Advisers; and (iii) high-quality money market investments in which the Daily Income Fund may invest. The Value Fund may use such money market investments to reduce downside volatility during uncertain or declining market conditions. For temporary or defensive purposes, the Fund may invest in money market securities or short-term bonds without limitation.

Equity securities in which the Fund invests generally will be listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market. The Fund may also invest up to 10% of its net assets in U.S. dollar-denominated securities of

                         -----------------------------
foreign issuers through the purchase of American Depository Receipts ("ADRs"). See "U.S. Dollar-Denominated Securities of Foreign Issuers" in this Prospectus for a fuller description of these securities and their risks.

PORTFOLIO TURNOVER: The Fund will not trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 75%.


PORTFOLIO MANAGEMENT: To meet the Fund's objectives, Peter R. Morris, Director of Investments and Stuart E. Teach, Senior Equity Portfolio Manager of RE Advisers will actively manage the Fund, adjusting the composition of common stock investments in the Fund's portfolio based on general economic and financial trends. Messrs. Morris and Teach have managed the Fund since its inception in November 1990. Mr. Morris has been Director of Investments at NRECA during the past twenty-three years, and Mr. Teach and has been Senior Equity Portfolio Manager of NRECA during the past twelve years.



SUITABILITY: The Fund is intended for investors seeking long-term growth of capital and income. Because of the Fund's emphasis on investment in common stocks, its value will fluctuate based on market conditions. Consequently, the Fund is designed for long-term investors and should not be relied on for short-term financial needs or for short-term investment in the stock market. The net asset value of the Fund's shares will fluctuate based on market conditions.


------------------------------------------------------
OTHER INVESTMENT
PRACTICES, RISK
CONDITIONS, AND
POLICIES OF THE FUNDS

REPURCHASE AGREEMENTS. Each Fund may utilize repurchase agreements through which they may purchase a security (the "underlying security") from a well established domestic securities dealer or bank that is a member of the Federal Reserve System and the seller of the repurchase agreement (i.e., the securities dealers or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In these repurchase transactions, the underlying security, which must be a high-quality money market security, is held by the custodian for the applicable Fund through the federal book entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. For the Daily Income Fund, the underlying security must either be a U.S. Government security or a security rated in the highest rating category by the Requisite NRSROs and must be determined to present minimal credit risks. For the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and is guaranteed by the U.S. Government. In the event of bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period.

U.S. DOLLAR-DENOMINATED SECURITIES OF FOREIGN ISSUERS. Subject to each Fund's investment objectives, investment program, policies, and restrictions, the Daily Income Fund, Short-Term Bond Fund, Small Company Stock Fund and Value Fund each may invest in certain types of U.S. dollar-denominated securities of foreign issuers. With respect to equity securities, the Short-Term Bond Fund, Small Company Stock Fund and Value Fund may purchase ADRs. ADRs are U.S. dollar denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities because: (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers.


The Short-Term Bond Fund, Small Company Stock Fund and Value Fund may also, in accordance with specific investment objectives, investment program, policies, and restrictions, purchase U.S. dollar-



                         -----------------------------
denominated, short-term debt securities of foreign issuers and money market securities of foreign issuers of the type in which the Daily Income Fund may normally invest. Such securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or may be issued abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).


Although investment in U.S. dollar-denominated securities of foreign issuers is intended to reduce risk by providing further diversification of each Fund's portfolio, investment in such securities may involve the following risks: the possibility of adverse foreign political and economic developments; the possibility of expropriation, confiscatory taxation, or nationalization of foreign portfolio companies; and, for foreign securities that are not registered domestically, there is less publicly available information regarding issuers of such securities and such issuers are not subject to the same accounting, auditing and financial reporting standards and practices as domestic issuers.

WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. RE Advisers does not believe that the net asset value or income of any Fund will be adversely affected by the purchase of securities on a when-issued basis.

CONVERTIBLE SECURITIES AND PREFERRED STOCK. The Short-Term Bond Fund, Small Company Stock Fund and Value Fund may invest in investment grade debt securities that are convertible into or exchangeable for common stock. The Short-Term Bond Fund and the Value Fund may also invest in preferred stock, which are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock, but after those of bond owners.

MORTGAGE PASS-THROUGH SECURITIES. The Short-Term Bond Fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMAs"), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). The Short-Term Government Securities Fund may invest in GNMA securities.


The Short-Term Bond Fund may also invest in mortgage pass-though securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) which may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund's investment quality standards.


Unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

In the view of RE Advisers, collateralized mortgage obligations and asset-backed securities may be considered derivative investments. Discussions

                         -----------------------------
pertaining to these securities are included below and in the Statement of Additional Information.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Short-Term Bond Fund and Short-Term Government Securities Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt securities collateralized by underlying mortgage loans or pools of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA and are generally issued by limited purpose finance subsidiaries of U.S. government instrumentalities. The Short-Term Government Securities Fund may invest in CMOs utilizing collateral guaranteed by GNMA.

CMOs are not, however, mortgage pass-through securities. Rather they are pay-through securities, i.e., securities backed by the cash flow from the underlying mortgages. Investors in CMOs are not owners of the underlying mortgages, which serve as collateral for such debt securities, but are simply owners of a debt security backed by such pledged assets. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

ASSET-BACKED SECURITIES. The Short-Term Bond Fund may purchase asset-backed securities that represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as Certificates for Automobile Receivables or "CARS") or may be unsecured (such as Credit Card Receivable Securities ("CARDS")). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed-through (like mortgage pass-through securities) or paid through (like
CMOs) to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance, or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. If consistent with its investment objective and policies, the Short-Term Bond Fund may invest in other asset-backed securities that may be developed in the future.

ZERO-COUPON BONDS. The Short-Term Bond Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. The Short-Term Government Securities Fund may invest in zero-coupon bonds issued directly by agencies of the U.S. Government. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Short-Term Bond Fund takes into account as income a portion of the difference between a zero-coupon bond's purchase price and its face value.

OTHER INVESTMENT COMPANIES. The Daily Income Fund's investment in other investment companies is limited in amount so that no more than 5% of the Fund's total net assets will be invested in any one investment company or in all other investment companies in the aggregate. The Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund may invest in other investment companies, limited in amount so that no more than 5% of each Fund's respective total net assets will be invested in any one investment company and no more than 10% in all other investment companies in the aggregate. The Short-Term Government Securities Fund may purchase shares of investment companies which

                         -----------------------------
invest in U.S. Government securities. Each Fund's investment in such other investment companies will reflect the operating expenses of these companies.


CERTAIN POLICIES TO REDUCE RISK. Each Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to maintain the portfolio's diversity and reduce risk. Each Fund will not: (i) with respect to 75% of each Fund's total assets, invest in more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of its total assets in securities of companies in the same industry except, that with respect to the Daily Income Fund and the Short-Term Bond Fund, this limitation will not apply to securities issued by domestic branches of U.S. banks and savings and loan associations and U.S. branches of foreign banks (if subject to the same regulation as domestic banks); and (iii) borrow more than 10% of that Fund's total assets. The Funds will not borrow in order to increase income, but only to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. Limitations (i) and (ii) do not apply to obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. These investment policies are fundamental and may be changed for a Fund only by approval of that Fund's shareholders. The Short-Term Bond Fund will, as a matter of operating policy, concentrate 25% or more of its total assets in securities issued by domestic branches of U.S. banks and savings and loan associations and U.S. branches of foreign banks (provided such banks are subject to the same regulation as domestic banks) when the Short-Term Bond Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets.


FURTHER INFORMATION. Each Fund's investment program is subject to further restrictions as described in the Statement of Additional Information. Each Fund's investment program, unless otherwise specified, is not fundamental and may be changed without shareholder approval by the Board of Directors. Each Fund's investment objectives are fundamental and may be changed only with approval of that Fund's shareholders.

INVESTMENT PERFORMANCE. Each Fund may illustrate in advertisements its average annual total return, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value, and (2) all recurring fees are included for applicable periods.

Each Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

The Daily Income Fund may illustrate in advertisements its yield and effective yield. The Daily Income Fund's yield refers to income generated by an investment in the Fund over a seven (7) day period, expressed as an annual percentage rate. The Daily Income Fund's effective yield is calculated similarly but assumes that income earned from the investment is reinvested. The Fund's effective yield will be slightly higher than its yield because of the compounding effect of this assumed reinvestment.

The Short-Term Bond Fund and Short-Term Government Securities Fund may illustrate in advertisements its yield based on a recent thirty (30) day period, which reflects the income per share earned by the Fund's portfolio investments. The yield is calculated by dividing the Fund's net investment income per share during that period by the net asset value on the last day of that period and annualizing the result. Further information on each Fund's performance calculations is described in the Statement of Additional Information.

------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS
AND TAXES

Each Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") in which case it will not be subject to federal income tax on any income and capital gains distributed to its shareholders. As a result, it is the policy of each Fund to declare and distribute to its shareholders as income dividends or capital gains distributions, at least annually, substantially all of its ordinary

                         -----------------------------
income and capital gains realized from the sale of its portfolio securities, if any.

Income dividends for the Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund will be declared daily and paid monthly. Income dividends for the Value Fund will be declared and paid semi-annually and for the Small Company Stock Fund will be declared and paid annually. All distributions of capital gains income of each Fund, if any, realized during the fiscal year, will be declared and distributed no less frequently than annually. Income dividends are derived from each Fund's net investment income, including any net short-term capital gains and dividends received by a Fund, and are taxable to you as ordinary income. Corporate shareholders may be entitled to take a deduction for income dividends received that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. Distributions of capital gains by each Fund are derived from each Fund's long-term capital gains and are taxable to you as long-term capital gains, regardless of how long you have held your shares. Income dividends and distributions of capital gains income declared in October, November or December and paid in January are taxable in the year they are declared. The Homestead Funds will mail you a Form 1099 by the end of January indicating the federal tax status of your income dividends and capital gains distributions.

BACKUP WITHHOLDING. Each Fund is required by federal law to withhold 31% of reportable payments (which may include income dividends, capital gains distributions, and share redemption proceeds) paid to shareholders (other than participants in tax-qualified retirement plans) who have not complied with IRS regulations. In order to avoid this back-up withholding requirement, you must certify on your Purchase Application Form ("Application"), or on a separate W-9 Form supplied by the transfer agent, that your Social Security or Taxpayer Identification Number is correct (or that you have applied for such a number and are waiting for it to be issued) and that you are not currently subject to backup withholding, or you are exempt from backup withholding.

REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. Unless you elect otherwise, as permitted on the Application, income dividends and distributions of capital gains income with respect to a particular Fund will be reinvested in additional shares of that Fund and will be credited to your account with that Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and distributions of capital gains income are paid by the Funds on a per share basis. As a result, at the time of such payment, the net asset value per share of the Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund will be reduced by the amount of such payment. Payment of dividends and distributions by the Daily Income Fund will not affect the Fund's net asset value, but will reduce the Fund's yield. Payments from each Fund to shareholders of income dividends and capital gains distributions are taxable to shareholders of each Fund when such dividends and distributions are declared, regardless of whether they are taken in cash or reinvested in shares of the Funds, unless the accounts of such shareholders are used to fund tax-qualified retirement plans, including Individual Retirement Account Plans ("IRAs"), Simplified Employee Pensions ("SEP-IRAs"), and other tax-deferred plans or accounts. Participants in such plans or accounts will be taxed when they begin receiving distributions from such plans or accounts.

                         -----------------------------

------------------------------------------------------
HOW TO PURCHASE SHARES

THE INITIAL MINIMUM INVESTMENT IS $500 PER FUND, EXCEPT AS NOTED BELOW. SUCH MINIMUM INVESTMENT AMOUNT MAY, IN CERTAIN CASES, BE WAIVED OR LOWERED BY THE HOMESTEAD FUNDS OR RE INVESTMENT.

OPENING AN ACCOUNT. You may make an initial purchase of shares of each Fund by mail or by wire. Shares of the Funds may be purchased on any day the Funds are open for business.

A COMPLETED AND SIGNED APPLICATION IS REQUIRED FOR EACH NEW ACCOUNT YOU OPEN WITH EACH FUND REGARDLESS OF HOW YOU CHOOSE TO MAKE YOUR INITIAL PURCHASE OF SHARES.


BY MAIL. You may purchase shares of the Funds by mailing the completed Application, with your check made payable to Homestead Funds, Inc., to:
Homestead Funds, Inc. c/o PFPC, Inc., P.O. Box 8987, Wilmington, DE 19899.


BY WIRE. You may also purchase shares of each Fund by wiring funds to the wire bank account for each Fund. Before wiring funds, please call PFPC toll free at 1-800-258-3030 by 4:00 p.m. on the day of the wire to advise Homestead Funds of your intention to invest in one of the Funds and to receive instructions as to how and where to wire your investment. Please remember to return your completed Application to PFPC, prior to the wire date as described in the prior paragraph. Your bank may charge you a fee for the wire.

SUBSEQUENT INVESTMENTS: Subsequent purchases of shares of the Funds may be made by mail or by wire (see instructions above), or through means of certain services available to shareholders of the Funds, such as the Telephone Investment Privilege, the Exchange Privilege, and the Automatic Investment Plans described below under "Shareholder Services."

SHARE PRICE. Your shares in each Fund will be priced at the net asset value per share of that Fund next determined after your purchase order has been received by the Homestead Funds' transfer agent in "good order."

With respect to the Daily Income Fund, if your purchase payment is transmitted by federal funds wire or bank wire, the purchase order will be considered in good order upon receipt of the wire payment by the Homestead Funds' transfer agent. If your purchase payment as transmitted to the Homestead Funds' transfer agent is not in federal funds (i.e., monies credited to the transfer agent by a Federal Reserve Bank), your payment must first be converted to federal funds before your purchase order will be considered in "good order." If your purchase payment is by a check drawn on a member bank of the Federal Reserve System, conversion to federal funds usually occurs within one business day of receipt of the check by the transfer agent. Checks drawn on banks which are not members of the Federal Reserve System may take longer to convert into federal funds. During the period prior to receipt of federal funds, your money will not be invested in the Daily Income Fund.

With respect to the Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund, receipt of federal funds by the transfer agent is not necessary for a purchase order to be considered in good order.


CONDITIONS OF YOUR PURCHASE. The Homestead Funds and RE Investment Corporation ("RE Investment"), the distributor for the Homestead Funds, each reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchases are not binding on the Homestead Funds or RE Investment or considered received until such purchase orders are received by the transfer agent, PFPC, in good order. All purchases must be made in United States dollars and, to avoid fees and delays, all checks must be drawn only on United States banks. No cash will be accepted. As a condition of this offering, if your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, your account is required to be redeemed), you will be responsible for any loss the Funds incur.


STOCK CERTIFICATES. Stock certificates will not be issued for your shares unless you have been a shareholder for at least thirty (30) days and unless you specifically request them. Most shareholders elect not to receive stock certificates. Certificates for full shares only will be issued. If you lose a stock certificate you may incur an expense to replace it.

RETIREMENT PLAN ACCOUNTS. If you are a participant in a corporate or institutional retirement plan account (including any deferred compensation plan), you must contact your Plan Administrator

                         -----------------------------
regarding purchase and redemption procedures, including limitations thereon, contained in your retirement plan. REQUESTS FOR REDEMPTIONS FROM RETIREMENT PLAN ACCOUNTS (INCLUDING IRAS) MUST BE IN WRITING. REDEMPTIONS BY TELEPHONE ARE NOT PERMITTED.

------------------------------------------------------
SHAREHOLDER SERVICES


SHAREHOLDER INQUIRIES AND SERVICES OFFERED. If you have any questions about the Homestead Funds or the following services, please call PFPC at 1-800-258-3030 or write the Homestead Funds c/o PFPC, Inc. at P.O. Box 8987, Wilmington, DE 19899. The Homestead Funds reserve the right to amend the shareholder services described below or to change their terms or conditions upon sixty (60) days notice to shareholders.


SHAREHOLDER STATEMENTS AND REPORTS. Each time you buy or sell shares or reinvest a dividend or distribution in any Fund, you will receive a statement with respect to that Fund confirming such transaction and listing your current share balance with that Fund. The Homestead Funds also will send you annual and semi-annual reports. In addition, you will receive year-end tax information about your accounts with each Fund.

TELEPHONE PRIVILEGES. For your convenience, the Homestead Funds provide telephone privileges that allow you by telephone authorization to (i) purchase shares in each Fund; (ii) exchange shares from your account in one Fund for shares in another Fund; and (iii) redeem shares in each Fund. To utilize these telephone privileges, you must select such services by checking the appropriate boxes on the Application and must supply us with the information required. Procedures have been established by the Homestead Funds and its transfer agent that are considered to be reasonable and are designed to confirm personal identification information prior to acting on telephone instructions, tape recording telephone communication, and providing written confirmation of instructions communicated by telephone. If the transfer agent does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, the Homestead Funds will not be liable for following telephone instructions that it or its transfer agent believe to be genuine. During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.

THE TELEPHONE PRIVILEGES ARE NOT AVAILABLE WITH RESPECT TO SHARES FOR WHICH CERTIFICATES HAVE BEEN ISSUED OR WITH RESPECT TO REDEMPTIONS FOR ACCOUNTS REQUIRING SUPPORTING LEGAL DOCUMENTS. IN ADDITION, SHARES HELD UNDER RETIREMENT PLANS (INCLUDING IRAS) MAY NOT BE REDEEMED BY USING THE TELEPHONE REDEMPTION PRIVILEGE. EXCHANGES BETWEEN THE FUNDS UTILIZING THE TELEPHONE EXCHANGE PRIVILEGE ARE AVAILABLE TO SHARES HELD UNDER RETIREMENT PLANS (INCLUDING IRAS).

(1) TELEPHONE INVESTMENT PRIVILEGE. After your account with the Homestead Funds has been opened, you may make additional investments in your account by telephoning the Homestead Funds at 1-800-258-3030 between 9:00 a.m. and 4:00 p.m. Eastern Time on any day the Homestead Funds are open. Telephone investment requests made after 4:00 p.m. Eastern Time will not be accepted. In accordance with your instructions, we will electronically transfer monies from your bank account designated on the Application, to your account with the Homestead Funds. Your designated bank must be a member of the Automated Clearing House ("ACH") network and able to make electronic transfers in order for you to use this privilege.

(2) TELEPHONE EXCHANGE PRIVILEGE. The Telephone Exchange Privilege permits you to exchange shares from your account in one Fund for shares in another Fund (if the accounts in each Fund are identically registered) by telephoning the Homestead Funds at 1-800-258-3030 between 9:00 a.m. and 4:00 p.m. Eastern Time on any day the Homestead Funds are open. In establishing a new account by exchange, the shares being exchanged must have a value of at least $500. Shares exchanged will be valued at their respective net asset values next determined after a telephone exchange request is received. Telephone exchange requests made after 4:00 p.m. Eastern Time will not be accepted; however, such requests will be processed as of the close of business the next

                         -----------------------------
    business day. Please notify the Homestead Funds in writing of all current plans or shareholder service privileges you wish to continue in any new account opened by a telephone exchange request. See "Exchange Privilege" below for further information concerning exchanges.

(3) TELEPHONE REDEMPTION PRIVILEGE. The Telephone Redemption Privilege permits you to authorize the redemption of some or all shares in your account with the Homestead Funds by telephoning the Homestead Funds at 1-800-258-3030 between 9:00 a.m. and 4:00 p.m. Eastern Time on any day the Homestead Funds are open. In accordance with your telephone instructions, we will redeem your Fund shares at their net asset value next determined after your telephone redemption request is received. Telephone redemption requests made after 4:00 p.m. Eastern Time will not be accepted; however, such requests will be processed as of the close of business the next business day. Redemption proceeds will, in accordance with your prior election, be mailed to you at your current address or electronically transmitted to your designated bank account. Your designated bank must be a member of the ACH network and able to receive electronic transfers in order for you to use this privilege. SHARES HELD UNDER RETIREMENT PLANS (INCLUDING IRAS) MAY NOT BE REDEEMED BY USING THE TELEPHONE REDEMPTION PRIVILEGE.

EXCHANGE PRIVILEGE. The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. In addition to the Telephone Exchange Privilege described above, shareholders in each Fund may exchange their shares for shares in the other Fund by a written request, in proper form, sent to the transfer agent. Such shares exchanged will be valued at their respective net asset values next determined after the receipt of the written exchange request. When making a written exchange request, please provide your current Fund's name, your account name(s) and number(s), the name of the Fund into which you wish to exchange your investment, the amount you wish to exchange, and specify all current plans or shareholder service privileges you wish to continue in your new account (e.g. Automatic Monthly Investment Plans). For written exchange requests, the signatures of all registered owners are required. Signature guarantees are also required if the accounts will not be identically registered. (See "How to Redeem Shares" concerning requirements relating to signature guarantees.) No sales charge, redemption fee or penalty is imposed on exchanges. The exchange privilege is available to shareholders in all states where it is legally permitted. Currently, all states permit such exchanges. Please note that, for tax purposes, an exchange may involve a taxable transaction.


EXCESSIVE TRADING. To protect the Small Company Stock Fund's and the Value Fund's shareholders and to minimize costs, the Funds may, in their discretion, send notification to inform you that exchanges into and out of those Funds would be limited to one exchange every calendar quarter. This policy does not prohibit you from redeeming shares of a Fund, but may prohibit you from making future purchases of or exchanges into a Fund.


AUTOMATIC INVESTMENT AND WITHDRAWAL PLANS. For your convenience, the Homestead Funds provide three plans that may enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork.

(1) AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan permits you to purchase shares in any Fund at regular intervals selected by you.* Fund shares are purchased by transferring funds from your designated checking, NOW, or bank account. Only an account maintained at a domestic financial institution that is an ACH member may be so designated. The twentieth day of each month will be selected by you as a purchase date and your automatic monthly purchases will be made on or about that day. *For individuals selecting the Automatic Investment Plan, no minimum initial investment is required. The amount of subsequent monthly investments are at the discretion of the shareholder.

(2) AUTOMATIC PAYROLL INVESTMENTS AND OTHER DIRECT DEPOSIT PRIVILEGES. If permitted by your employer, including the federal government, you may elect to have certain amounts automatically deducted, on a periodic basis, from your salary, Social Security payment or certain other payments from the federal government, and transferred to your account(s) with the Fund(s). Individuals selecting the Automatic Payroll Investment Plan

                         -----------------------------
    can establish an account with no minimum initial investment. Subsequent investments per pay period are at the discretion of the shareholder.

(3) AUTOMATIC CASH WITHDRAWAL PLAN. The Automatic Cash Withdrawal Plan permits you to have payments automatically transferred from your account(s) in any Fund to your designated bank account on a monthly or quarterly basis. Only a bank account maintained at a domestic financial institution that is an ACH member may be so designated. The transaction will take place on or about the twenty-fifth of each month.

INDIVIDUAL RETIREMENT ACCOUNTS AND SIMPLIFIED EMPLOYEE PENSIONS. An IRA is a very attractive retirement-savings vehicle for certain qualified individuals. You may save for your retirement and shelter your investment income from current taxes by either: (i) having Homestead Funds establish a new IRA for you that can be used to invest in Homestead Funds, or (ii) transfer your existing IRA to Homestead Funds. Using your IRA, you can invest up to $2,000 per year (or up to $4,000 if your spouse does not work) on a tax-favored basis or you may either transfer or "roll-over" monies from other existing IRA accounts or qualified distributions from a pension plan. In addition, an employer may: (i) have Homestead Funds establish a new SEP-IRA or SIMPLE IRA for its employees that can be used to invest on a tax-favored basis, or (ii) use Homestead Funds for an existing SEP-IRA or SIMPLE IRA.


CHECKWRITING SERVICE. Checkwriting is available only for shareholders of the Daily Income Fund. You may write an unlimited number of checks. The minimum amount of each check must be $100 or more. Checks written on amounts subject to the ten (10) day check clearing period, described below under "How to Redeem Shares", will be returned, marked "uncollected." This checkwriting service is subject to PFPC's rules and regulations and is governed by the Delaware Uniform Commercial Code. Please note that for retirement accounts (including IRAs), checkwriting will be limited, as applicable, to account owners who are at least age 59 1/2. Tax withholding is not available for this service. All notices with respect to checks drawn on the Daily Income Fund must be given to PFPC. Any stop payment instructions must be given to PFPC by calling 1-800-258-3030. Checkbook orders are subject to a nominal cost which will be deducted from the shareholder's account. Please call 1-800-258-3030 for the current cost.


------------------------------------------------------
HOW EACH FUND'S NET ASSET
VALUE IS DETERMINED

The net asset value per share of each of the Funds is normally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), typically 4:00 p.m. Eastern Time, every day the Exchange is open for trading. The per share net asset value, calculated as described below, is effective for all orders received in good order (as previously described) prior to the close of trading on the Exchange for that day. Orders received after the close of trading on the Exchange or on a day when the Exchange is not open for business will be priced at the per share net asset value next computed.

The net asset value of each Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.


For purposes of calculating the net asset value per share of the Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund, portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures and agreements approved by the Board of


                         -----------------------------

Directors, the Homestead Funds will use PFPC to perform the above-described valuation functions and RE Advisers continuously monitors PFPC's performance of those functions.


------------------------------------------------------
HOW TO REDEEM SHARES

Shareholders have the right to redeem (subject to the restrictions outlined below) all or any part of their shares in the Funds at a price equal to the net asset value of such shares next computed following receipt and acceptance of the redemption request by the transfer agent for the Funds. Unless you have selected the Telephone Redemption Privilege and provided the required information, in order to redeem shares in the Funds, a written request in "proper form" (as explained below) must be sent directly to PFPC, Inc., P.O. Box 8987, Wilmington, DE 19899. You cannot redeem shares by telephone or telegram unless you are eligible to use the Telephone Redemption Privilege. In addition, we cannot accept requests which specify a particular date for redemption or which specify any other special conditions.

PROPER FORM FOR ALL REDEMPTION REQUESTS. Your redemption request must be in proper form. To be in proper form, your redemption request must include: (1) your share certificates, if any, endorsed by all registered shareholders for the account exactly as the shares are registered and the signature(s) must be guaranteed, as described below; (2) for written redemption requests, a "letter of instruction," which is a letter specifying the name of the Fund, the number of shares to be sold, the name(s) in which the account is registered, and your account number. The letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered; (3) other supporting legal documents, as may be necessary, for redemption requests by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans; and (4) any signature guarantees that are required as described above in (1), or required by the Homestead Funds where the value of the shares being redeemed is $50,000 or greater, or where the redemption proceeds are to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees are not required for redemptions made using the Telephone Redemption Privilege, unless redemption proceeds are to be sent to a person other than the registered shareholders for the account or to an address or account other than that of record.

Signature guarantees, when required, can be obtained from any one of the following institutions: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Notary publics are not acceptable guarantors.

Your request for redemption will not be processed and will be held until it is in proper form, as described above.

RECEIVING YOUR REDEMPTION PAYMENT. Except under certain emergency conditions, your redemption payment will be sent to you within seven (7) days after receipt of your telephone or written redemption request, in proper form, by the transfer agent. No charge of any kind is imposed on any redemption request.

If your redemption request is with respect to shares purchased by a personal, corporate, or government check within ten (10) days of the purchase date, the redemption payment will be held until the purchase check has cleared (which usually takes up to ten (10) days), although the shares redeemed will be priced for redemption upon receipt of your redemption request. You can avoid the inconvenience of this ten (10) day check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $500. You will be allowed at least sixty (60) days, after notice by the Homestead Funds, to make an additional investment to bring your account value up to at least $500 before the redemption is processed.

                         -----------------------------

------------------------------------------------------
HOW THE HOMESTEAD FUNDS
ARE MANAGED

BOARD OF DIRECTORS. The management of the Homestead Funds' business and affairs is the responsibility of its Board of Directors. Although the Board is not involved in the day-to-day operations of each Fund, the Board has the responsibility for establishing broad corporate policies and supervising the overall performance of each Fund.


INVESTMENT MANAGER. RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, is responsible for the selection and management of each Fund's portfolio investments in accordance with each Fund's investment objectives, investment program, policies, and restrictions. RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct subsidiary of RE Investment and an indirect wholly-owned subsidiary of NRECA, a non-profit organization which serves and represents the nation's consumer-owned rural electric cooperatives. RE Advisers currently provides investment advice to the Homestead Funds as well as to certain private advisory accounts. In addition, persons employed by RE Advisers currently provide investment advice to and supervision and monitoring of a qualified defined benefit plan, a qualified defined contribution plan, and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members, that together have assets of over $4 billion. RE Advisers employs staff necessary to provide investment advisory services and certain administrative services to the Homestead Funds and also furnishes the Homestead Funds with all office facilities, furnishings, and office equipment necessary for the performance of its duties under its Investment Management Agreements on behalf of each Fund. The Homestead Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund's average daily net assets at the following annualized rates: With respect to the Daily Income Fund, .50% of average daily net assets; with respect to the Short-Term Bond Fund, .60% of the average daily net assets; with respect to the Short-Term Government Securities Fund, .45% of the average daily net assets; with respect to the Small Company Stock Fund, .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million; and with respect to the Value Fund, .65% of the average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; .40% of average daily net assets in excess of $400 million.


DISTRIBUTOR. RE Investment Corporation, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA to hold stock of certain NRECA subsidiaries, located at 4301 Wilson Boulevard, Arlington, VA 22203, serves as distributor for the Homestead Funds under a Distribution Agreement between the Homestead Funds and RE Investment, which was approved by the Board of Directors of the Homestead Funds, including a majority of the independent Directors, at a meeting held on February 26, 1998.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND SHAREHOLDER SERVICING
AGENT. PFPC, Inc., P.O. Box 8987, Wilmington, DE 19899, serves as transfer agent, dividend disbursing agent, and shareholder servicing agent for the Homestead Funds. PFPC also provides accounting services for the Homestead Funds. PNC Bank serves as custodian for Homestead Funds.



EXPENSES. The Homestead Funds bear all expenses of their operation, other than those assumed by RE Advisers under the Investment Management Agreements with respect to each Fund and the Expense Limitation Agreements, as described below. In particular, absent such assumption of expenses, the Homestead Funds pay: investment management fees; shareholder servicing fees and expenses; custodian fees and expenses; accounting services fees and expenses (including expenses of computing each Fund's net asset value per share and calculating standardized performance information for each Fund); transfer agent and dividend disbursing agent fees and expenses; independent legal and accounting fees and expenses; expenses of preparing, printing, and distributing Prospectuses, Statements of Additional Information, and shareholder communications and reports, except as used to market the Funds' shares; charges for necessary equipment; federal and state registration fees and expenses, other than those with respect to the initial registration of such shares; proxy and shareholder meeting expenses; expenses of issuing, redeeming, and transferring shares of the Funds; independent Directors' fees and expenses; expenses of bond, liability, and other insurance coverage; brokerage commissions, taxes, and trade association fees; and certain nonrecurring and


----------------------------------------------------------------

----------------------------------------------------
extraordinary expenses. The underlying assets of each Fund are segregated on the books of account for the Homestead Funds and are charged with the liabilities of the particular Fund and a proportionate share of the general liabilities of the Homestead Funds.


RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with the Homestead Funds with respect to each Fund, to assume as its own expense and reimburse each Fund for all Fund Operating Expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Bond Fund and Short-Term Government Securities Fund, 1.50% of the average daily net assets of the Small Company Stock Fund and 1.25% of the average daily net assets of the Value Fund. The expense of organizing the Homestead Funds and registering and qualifying the initial shares of each of its Funds under federal and state securities laws was assumed and paid by RE Advisers. For the year ended December 31, 1996, the Total Fund Operating Expenses paid by the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund and Value Fund were .80%, .75%, .75% and
 .79%, respectively of that Fund's average daily net assets.


------------------------------------------------------
CAPITAL STOCK

Homestead Funds, Inc., a Maryland corporation organized in 1990, currently consists of five portfolios, each of which represents a separate series of capital stock in the Homestead Funds having different investment objectives, investment programs, policies and restrictions. Each share of capital stock of each Fund represents an equal proportionate interest in that Fund with each other share of stock, and each share is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Board of Directors. In the event of the liquidation of a Fund, each share of capital stock of that Fund is entitled to a pro rata share of the net assets of that Fund.

Shareholders having at least two-thirds of the outstanding shares of the Homestead Funds may remove a Director from office by a vote cast in person or by proxy at a meeting of shareholders called for that purpose at the request of holders of 10% or more of the outstanding shares of the Homestead Funds. The Homestead Funds have an obligation to assist in such shareholder communications. Homestead Funds does not routinely hold annual meetings of shareholders. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all shareholders of the Homestead Funds. Fractional shares, when issued, have the same rights, proportionately, as full shares. Shares of a particular Fund will be voted separately from shares of the other Fund on matters affecting only that Fund, including approval of the Investment Management Agreement for that Fund and changes in the fundamental objectives, policies or restrictions of that Fund. All shares are fully paid and nonassessable when issued and have no preemptive, conversion or cumulative voting rights. The total authorized capital stock of the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund consists of 250 million shares, respectively, each having a par value of $.01.


As of December 31, 1997, NRECA and affiliates owned 7.8% of the outstanding voting securities of the Daily Income Fund and may be deemed to be an affiliated person of the Fund.


                         -----------------------------

                                                           HOMESTEAD FUNDS, INC.

                                                           ----------
                                                           PROSPECTUS

                                                           MARCH 4, 1998


[HOMESTEAD FUNDS, INC. LOGO]

c/o PFPC, Inc.
PO Box 8987
Wilmington, DE 19899
1-800-258-3030

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus about the Funds dated March 4, 1998, which may be obtained by telephoning Homestead Funds, Inc. c/o PFPC, Inc.
at 1-800-258-3030.



The date of this Statement of Additional Information is March 4, 1998.


                                TABLE OF CONTENTS

ITEM                                                                        PAGE

General Information and History                                                2

Investment Restrictions                                                        2

Description of Certain Investments                                             6

Management of the Homestead Funds                                             15

Committees of the Board of Directors                                          17

Principal Holders of Securities                                               17

Investment Management and Other Services                                      17

Custodian                                                                     21

Brokerage Allocation and Other Practices                                      21

Purchase and Redemption of Securities Being Offered                           23

Determination of Net Asset Value                                              24

Distribution of Shares                                                        25

Taxes                                                                         25

Capital Stock and Corporate Matters                                           27

Performance Information About the Funds                                       27

Independent Auditors                                                          32

Legal Matters                                                                 32

Appendix                                                                      33


GENERAL INFORMATION AND HISTORY

Homestead Funds, Inc. ("Homestead Funds") is a Maryland corporation registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a diversified, open-end management investment company, commonly known as a "mutual fund."

The Homestead Funds currently consist of five portfolios, the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, Small Company Stock Fund and the Value Fund, each of which represents a separate series of capital stock in the Homestead Funds having different investment objectives, investment programs, policies, and restrictions. The Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund are sometimes referred to individually as the "Fund" and collectively as the "Funds."

Each Fund is advised and managed by RE Advisers Corporation ("RE Advisers"), which directs the day-to-day operations of each Fund and the investment of each Fund's assets. RE Advisers is an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association ("NRECA"), a non-profit membership organization whose members provide electric light and power and other services to more than 25 million people in 46 states.

INVESTMENT RESTRICTIONS

In addition to the restrictions set forth in the Prospectus with respect to each Fund, which are described as fundamental investment policies, investment restrictions (1), (2), (3), (5), (7) (11), (14), and (16) described below, have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

The following investment restrictions apply to each Fund except as indicated to the contrary.

A Fund will not:

(1) Margin and Short Sales: Purchase securities on margin or sell securities short, except the Short-Term Bond Fund and the Value Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) and (8) below and may make short sales against the box. As a matter of operating policy, the Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of making short sales against the box;

(2) Senior Securities and Borrowing: Issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 10% of its total assets. No additional securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. The Short-Term Bond Fund and Value Fund may each enter into futures contracts subject to (5) below;

(3) Real Estate: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities;

(4) Control of Portfolio Companies: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

(5) Commodities: Purchase or sell commodities and invest in commodities futures contracts, except that the Short-Term Bond Fund and the Value Fund may each enter into only futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit. The Short-Term Bond Fund and the Value Fund will each utilize only listed futures contract and options thereon. As a matter of operating policy, Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of entering into futures contracts or options thereon;

(6) Investment Companies: Invest in the securities of other open-end investment companies, except that each Fund may purchase securities of other open-end investment companies provided that each such Fund (i) owns no more than 3% of the total outstanding voting securities of any one investment company and (ii) invests no more than 5% of its total assets in the securities of any one investment company or 10% in all other investment companies in the aggregate. Further, as a matter of operating policy, the Daily Income Fund will limit its investments in other investment companies in accordance with the diversification requirements for money market funds specified in (16) below. The Short-Term Government Securities Fund may purchase shares of other investment companies which invest in U.S. Government securities.

(7) Underwriting: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund's investment objectives, investment program, policies, and restrictions;

(8) Options, Straddles and Spreads: Invest in puts, calls, straddles, spreads or any combination thereof, except that the Short-Term Bond Fund and the Value Fund each may invest in and commit its assets to writing and purchasing only put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information. In order to comply with the securities laws of several states, neither the Short-Term Bond Fund nor the Value Fund (as a matter of operating policy) will write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund's net assets. In addition, the Short-Term Bond Fund and the Value Fund will utilize only listed options issued by the Options Clearing Corporation. The Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of investing in options, straddles and spreads;

(9) Oil and Gas Programs: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

(10) Ownership of Portfolio Securities by Officers and Directors: Purchase or retain the securities of any issuer if to the knowledge of the Homestead Funds, those officers and directors of the Homestead Funds or RE Advisers who individually own more than 1/2 of 1% of the securities of such issuer collectively own more than 5% of the securities of such issuer;

(11) Loans: Make loans, except that each Fund in accordance with that Fund's investment objectives, investment program, policies, and restrictions may: (i) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes, and (ii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked to market daily;

(12) Unseasoned Issuers: Invest more than 5% of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the United States Government, its agencies, and instrumentalities;


(13) Restricted Securities, Securities Not Readily Marketable, and Illiquid
Securities: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund (10% of the net assets of the Daily Income Fund) would be invested in securities that are restricted, illiquid, or not readily marketable, including repurchase agreements maturing in more than seven days and foreign issuers whose securities are not listed on a recognized domestic or foreign exchange. The Short-Term Government Securities Fund will only invest in repurchase agreements collateralized by U.S. Government securities or by securities issued by agencies and instrumentalities of the U.S. Government and guaranteed by the U.S. Government. As a matter of operating policy, in compliance with certain state regulations, no more than 5% of any Fund's total assets will be invested in restricted securities;


(14) Mortgaging: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 10% of each Fund's total assets) and (ii) with respect to the Short-Term Bond Fund, Small Company Stock Fund and Value Fund, as may be necessary, in connection with the use of options and futures contracts;

(15) Warrants: The Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund will not invest in warrants. The Small Company Stock Fund and Value Fund will limit its investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of its net assets.

(16) Diversification: Make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized. Further, as a matter of operating policy, the Daily Income Fund will invest no more than 5% of the value of that Fund's total assets in securities of any one issuer, other than U.S. Government securities, except that the Daily Income Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the Daily Income Fund will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of the Daily Income Fund's total assets, when acquired, in Second Tier Securities.

DESCRIPTION OF CERTAIN INVESTMENTS

The following is a description of certain types of investments which may be made by the Funds.

Money Market Instruments

As stated in the Prospectus, the Daily Income Fund will invest in a diversified portfolio of U.S. dollar-denominated money market instruments, which are considered eligible securities for purposes of Rule 2a-7 under the 1940 Act and present minimal credit risks. The Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund may invest in high-quality money market instruments of the same type as the Daily Income Fund in order to enable it to; (1) take advantage of buying opportunities; (2) meet redemption requests or ongoing expenses; or (3) take defensive action as necessary, or for other temporary purposes. The Short-Term Government Securities Fund will invest in securities backed by the full faith and credit of the U.S. Government. The money market instruments that may be used for investment (except as noted above) include:

United States Government Obligations: These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency Securities: These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either; (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

Bank and Savings and Loan Obligations: These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

Commercial Paper and Other Short-Term Corporate Debt Instruments: These include commercial paper, (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Daily Income Fund, Short-Term Bond Fund and Value Fund may purchase corporate debt securities having no more than 13 months remaining to maturity at the date of settlement; however, the Short-Term Bond Fund, Small Company Stock Fund and Value Fund may also purchase corporate debt securities having greater maturities.

Repurchase Agreements: The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments. With respect to the Daily Income Fund, the underlying security must be either a U.S. Government security or a security rated in the highest rating category for short-term debt securities by the Requisite NRSROs (as defined in Rule 2a-7 under the 1940 Act) and must be determined to present minimal credit risks. With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net value of that Fund (10% of the net assets of the Daily Income Fund) would be invested in such agreements or other securities which are not readily marketable.

The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Homestead Funds' Board of Directors and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in United States Government securities.

Adjustable Rate Securities: Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Debt Securities

As noted in the Prospectus, the Short-Term Bond Fund invests at least 65% of its net assets in a managed portfolio of high-quality debt securities which includes short-term corporate debt securities, U.S. Government and agency notes and bonds, mortgage pass-through securities, collateralized mortgage obligations, other mortgage-related securities and asset-backed securities described below.

The Short-Term Government Securities Fund invests at least 65% of its net assets in a managed portfolio which includes U.S. Government bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.

The Small Company Stock Fund and the Value Fund may invest up to 20% of their assets in high-grade debt securities. Debt securities are considered to be high-grade if they are rated at least A, or its equivalent by one of the NRSROs, or if not rated, are of equivalent investment quality as determined by RE Advisers. See the Appendix for a description of each rating category.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the Government National Mortgage Association ("GNMA"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The

Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Short-Term Bond Fund will limit investment in mortgage pass-through securities or other securities which may be considered illiquid to no more than 15% of the Fund's total assets.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. CMOs are generally structured into multiple classes or tranches, each bearing a different stated maturity. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series of CMO bonds (e.g., Series A, B, C, and Z bonds). Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates which are used as collateral for the loan ("Collateral"). The Collateral is generally pledged to a third party trustee as security for the CMO bonds. Principal and interest payments from the Collateral are used to pay principal on the CMO bonds. The Series A, B, and C bonds all bear current interest. Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off. When the Series A, B, and C bonds are paid in full, interest and principal on the Series Z bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

In reliance on an SEC interpretation, the Short-Term Bond Fund's investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Short-Term Bond Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities in the aggregate and may not acquire more than 3% of the outstanding voting securities of any single such entity. The Short-Term Government Securities Fund may invest in CMOs guaranteed by GNMA.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. The Short-Term Bond Fund may invest in asset- backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or "CARs") and credit card receivables (such as Credit Card Receivable Securities or "CARDS"). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay- through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) affiliated or unaffiliated with the issuers of such securities.

The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

The development of asset-backed securities is at an early stage compared to mortgage pass-through or mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for such securities is not as well developed as that for mortgage pass-through securities guaranteed by government agencies or instrumentalities. RE Advisers intends to limit its purchases of asset-backed securities to securities that are readily marketable at the time of purchase.

Maturity of Debt Securities

The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

When-Issued Securities

Each Fund may, from time to time, purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

Warrants

Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. The Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund will not invest in warrants. The Small Company Stock Fund and the Value Fund will limit investment in warrants to no more than 5% of net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of net assets.

U.S. Dollar-Denominated Securities of Foreign Issuers

Subject to each Fund's investment objectives, investment program, policies, and restrictions, the Daily Income Fund, Short-Term Bond Fund, Small Company Stock Fund and Value Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. As described in the Prospectus, with respect to equity securities, the Short-Term Bond Fund, Small Company Stock Fund and Value Fund may purchase American Depository Receipts ("ADRs"). The Daily Income Fund, Short-Term Bond Fund, Small Company Stock Fund and the Value Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Small Company Stock Fund and the Value Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the United States. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these "foreign bonds" in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold "at issue" to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

The Daily Income Fund, Short-Term Bond Fund, Small Company Stock Fund and Value Fund may invest in U.S. dollar denominated securities issued by foreign broker-dealers, commercial banks or registered investment advisers. In general, however, mutual funds are prohibited under Section 12(d)(3) of the 1940 Act and current rules thereunder from purchasing the securities of any foreign broker-dealer, commercial bank or registered investment adviser that, in its most recent fiscal year, derived more than 15% of such entity's gross revenues from securities-related activities. The SEC adopted certain amendments to Rule 12d3-1 under the 1940 Act that would permit mutual funds to acquire the equity securities of certain foreign securities-related businesses.

Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, or nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.


The portfolio turnover rates for the years ended December 31, 1997 and 1996 were 55% and 49%, respectively for the Short-Term Bond Fund, 12% and 21%, respectively for the Short-Term Government Securities Fund and 6% and 5%, respectively for the Value Fund.



MANAGEMENT OF THE HOMESTEAD FUNDS

Directors and Officers

Directors and officers of the Homestead Funds, together with information as to their principal business occupations during the last five years, are shown below. Each Director who is considered an "interested person" of the Homestead Funds (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. The address for all interested persons is 4301 Wilson Boulevard, Arlington, VA 22203.


Compensation: Messrs. Lucier and Perna are paid $2,000 each per meeting for attendance at Board of Directors' meetings and $1,000 each per meeting for attendance at Audit Committee meetings.



                                           Position with the Homestead Funds
                                            and Principal Occupation within
Business Address                                     Past Five Years
----------------                           -----------------------------------
Francis P. Lucier                          Director; Corporate Consultant; Director,
2001 N.W. Royal Fern Court                 PHH Corporation.
Palm City, FL 34990
Age 70

Anthony M. Marinello*                      Vice President and Director; Executive
Age 52                                     Director of Marketing and Service
                                           Operations of NRECA (1988-Present).

Peter R. Morris*                           Secretary, Treasurer and Director; Vice
Age 49                                     President and Director of RE Advisers;
                                           Secretary, Treasurer and Director of
                                           RE Investment; Executive Director of
                                           Investments of NRECA (1988-Present).

James F. Perna                             Director;  Partner, Krooth & Altman
1850 M Street, N.W., Suite 400             (law firm).
Washington, D.C.  20036
Age 50

Anthony C. Williams*                       President, Chairman of the Board and
Age 56                                     Director; President and Director of RE
                                           Advisers; President and Director of
                                           RE Investment; Director of
                                           Retirement, Safety and Insurance
                                           Department of NRECA (1985-Present);
                                           Director, Cooperative Benefit
                                           Administrators, Inc., Electric Life
                                           Cooperative Insurance Company and
                                           Cooperative Insurance Services, Inc.
                                           (1985-Present).

William P. McKeithan*                      Vice President and Counsel; Vice
Age 50                                     President of RE Investment; Counsel,
                                           NRECA (1983-Present).

Catherine M. Blushi*                       Compliance Officer and Assistant
Age 37                                     Secretary; Compliance Officer of RE
                                           Advisers; Securities Compliance Officer
                                           of RE Investment and NRECA (August
                                           1990-Present).


COMMITTEES OF THE BOARD OF DIRECTORS

The Homestead Funds have an Audit Committee and an Executive Committee. The duties of these two committees and their present membership are as follows:



Audit Committee: The members of the Audit Committee will consult with the Homestead Funds' independent auditors if the auditors or Audit Committee deem it desirable, and will meet with the Homestead Funds' independent auditors at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Audit Committee members may deem appropriate or desirable. Messrs. Lucier and Perna are members of the Audit Committee.


Executive Committee: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board of Directors in the management of the Homestead Funds except as to matters where action of the full Board of Directors is specifically required. Included within the scope of such powers are matters relating to valuation of securities held in each Fund's portfolio and the pricing of each Fund's shares for purchase and redemption. Messrs. Williams, Marinello, and Morris are members of the Executive Committee.

PRINCIPAL HOLDERS OF SECURITIES


Directors and officers of the Homestead Funds, as a group, owned less than 1% of the outstanding voting securities of the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund and Value Fund as of December 31, 1997.



NRECA and its affiliates, 4301 Wilson Boulevard, Arlington, VA 22203, as of December 31, 1997, owned 7.8% of the outstanding voting securities of the Daily Income Fund and may be considered an interested person of the Fund.


INVESTMENT MANAGEMENT AND OTHER SERVICES


RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund pursuant to separate Investment Management Agreements that have been annually approved by the Board of Directors of the Homestead Funds, including a majority of independent Directors. The Investment Management Agreements with respect to the Daily Income Fund and the Value Fund were approved by the majority vote of the respective shareholders of the Daily Income Fund and the Value Fund at the Meetings of Shareholders held on November 25 and 26, 1996. The Investment Management Agreement between the Homestead Funds, with respect to the Short-Term Bond Fund and Short-Term Government Securities Fund, and RE Advisers was approved by the majority vote of the shareholders of the Short-Term Bond Fund and Short-Term Government Securities Fund at the Meeting of Shareholders held on December
12, 1996.

The initial term of each Investment Management Agreement is one year. However, once the Investment Management Agreements for each Fund are approved by the respective shareholders of each Fund, each such Agreement may continue in effect from year to year thereafter if approved at least annually by a vote of a majority of the Board of Directors (including a majority of the Directors who are not parties to the Investment Management Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the particular Fund.


RE Advisers

The directors and the principal executive officers of RE Advisers are Anthony C. Williams, Peter R. Morris, and Stuart E. Teach. RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA to hold stock of certain NRECA subsidiaries.

In addition to the duties set forth in the Prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund's investment objectives, investment program, policies, and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund's assets in accordance with (a) applicable law, (b) each Fund's investment objectives, investment program, policies, and restrictions as provided in the Homestead Funds' Prospectus and Statement of Additional Information, as amended from time to time, (c) provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, and (d) such other limitations as the Board of Directors of the Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund's portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Fund's use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Adviser's economic outlook and investment strategy, as well as information concerning each Fund's portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers;
(7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund's portfolio; (9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. In addition, RE Advisers has agreed to provide a number of administrative services to the Homestead Funds including: maintenance of the Homestead Funds' corporate existence and corporate records; maintenance of the registration and qualification of each Fund's shares under federal and state law; coordination and supervision of the financial, accounting, and administrative functions for each Fund; selection, coordination of the activities of, supervision, and service as liaison with various agents and other parties employed by the Homestead Funds (e.g., custodian, transfer agent, auditors, and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses, and opinions as the Homestead Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds.

Under a Joint Services Agreement by and between NRECA, RE Advisers and RE Investment Corporation ("RE Investment"), NRECA has agreed to provide personnel, property, and services to RE Investment and RE Advisers in carrying out their responsibilities and services under agreements with the Homestead Funds. In turn, RE Advisers has agreed to provide, without cost to the Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of the Homestead Funds. As between the Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of the Homestead Funds who are affiliated with RE Advisers.

As compensation for its services and for the expenses which it assumes, the Homestead Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund's average daily net assets at the following annualized rates: with respect to the Daily Income Fund, .50% of average daily net assets; with respect to the Short-Term Bond Fund, .60% of average daily net assets; with respect to the Short-Term Government Securities Fund, .45% of average daily net assets; with respect to the Small Company Stock Fund, .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million; and with respect to the Value Fund, .65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and .40% of average daily net assets in excess of $400 million.


For the years ended December 31, 1997 and 1996, investment management fees paid to RE Advisers by the Daily Income Fund were $265,580 and $239,975, respectively, the Short-Term Bond Fund were $458,287 and $327,392, respectively, and the Value Fund were $1,902,966 and $978,928, respectively. There were no management fees paid by the Short-Term Government Securities Fund for either of the above stated periods. The investment management fees for each Fund were paid pursuant to provisions contained in the Expense Limitation Agreement between the Homestead Funds and RE Advisers, with respect to each Fund and are described directly below.

Each Expense Limitation Agreement provides that to the extent that the aggregate expenses incurred by each Fund in any fiscal year, including but not limited to fees of RE Advisers, computed as hereinabove set forth (but excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business) (hereinafter referred to as "Fund Operating Expenses"), exceed the lowest applicable limit actually enforced by any state in which a Fund's shares are qualified for sale ("State Expense Limit"), such excess amount ("Excess Amount") will be the liability of RE Advisers. To determine RE Advisers' liability for the Excess Amount, the Fund Operating Expenses will be annualized monthly as of the last day of the month. If the annualized Fund Operating Expenses for any month exceed the State Expense Limit, RE Advisers will first waive or reduce its investment management fee for such month, as appropriate, to the extent necessary to pay such Excess Amount. In the event the Excess Amount exceeds the amount of the investment management fee for such month, RE Advisers, in addition to waiving its entire investment management fee for such month, will also remit to the applicable Fund the difference between the Excess Amount and the amount due as the investment management fee, provided, however, that an adjustment will be made on or before the last day of the first month of the next succeeding fiscal year if the aggregate Fund Operating Expenses for that Fund for the fiscal year do not exceed the State Expense Limit.

In addition, the Expense Limitation Agreements provide that RE Advisers is also liable for any other Fund Operating Expenses which in any year exceed .80% of the Daily Income Fund's average daily net assets; .75% of the Short- Term Bond Fund's or Short-Term Government Securities Fund's average daily net assets; 1.50% of the Small Company Stock Fund's average daily net assets; and 1.25% of the Value Fund's average daily net assets (the "Operating Expense Limit"). To determine RE Advisers' liability for each Fund's expenses, the expenses of each Fund will be annualized monthly as of the last day of the month. If the annualized expenses for any month exceed the Operating Expense Limit, for each Fund, such excess amount ("Excess Operating Amount") will be the liability of RE Advisers. To pay such liability, RE Advisers will first waive or reduce its investment management fee for such month, as appropriate, and, if necessary, will also assume as its own expense and reimburse each Fund for the difference between the Excess Operating Amount and the investment management fee up to the amount of the State Expense Limit; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the aggregate Fund Operating Expenses for the fiscal year do not exceed the Operating Expense Limit.


For the years ended December 31, 1997 and 1996, RE Advisers assumed and reimbursed Fund Operating Expenses for the Short-Term Government Securities Fund in the amount of $8,787 and $52,282, respectively, and waived investment managements fees in the amount of $17,263 and $28,659, respectively, for the Daily Income Fund, $120,074 and $10,694, respectively for the Short-Term Bond Fund and $56,654 and $24,988, respectively for the Short-Term Government Securities Fund.



The Adviser is taking appropriate steps to assess the impact of the Year 2000 on all computer systems used by the Funds. The primary computer systems used by the Funds are provided by PNC Bank ("PNC"), in its capacity as custodian, and PFPC, Inc. ("PFPC"), in its capacity as accounting services agent, as well as the transfer, dividend disbursing and shareholder servicing agent. The Adviser is monitoring PNC's and PFPC's assessment of the impact of the Year 2000 on their computer systems. PNC and PFPC have completed their assessments and plan to complete corrective actions prior to December 31, 1998. At this time, the projected costs for system modifications or other corrective actions to address the Year 2000 is not expected to have a significant impact on the Funds.

CUSTODIAN


PNC Bank ("PNC"), 400 Bellevue Parkway, Wilmington, DE 19809, is custodian of the securities and cash owned by the Funds. PNC is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Homestead Funds, computing the net asset value of each Fund, calculating each Fund's standardized performance information, and performing other administrative duties, all as directed by persons authorized by the Homestead Funds. PNC does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of PNC and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of PNC and may purchase or sell securities from or to PNC.



PFPC, Inc. is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder communications and responses to shareholder inquiries.


BROKERAGE ALLOCATION AND OTHER PRACTICES

Neither the Homestead Funds nor any of its Directors or officers nor those of RE Advisers have any interest in any brokerage firm through which or with which each Fund effects purchases or sales of its portfolio securities that would cause such brokerage firm to be considered an affiliated person of such entity or person.

Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers who charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Although no stated commissions are paid for securities traded in the over-the-counter market, transactions in such securities with dealers usually include the dealer's "mark-up" or "mark-down." Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

In selecting brokers and dealers to execute transactions for each Fund, RE Advisers' primary consideration is to seek to obtain the best execution of the transactions, at the most favorable overall price, and in the most effective manner possible, considering all the circumstances. Such circumstances include: the price of the security; the rate of the commission or broker-dealer's "spread"; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the value of research and other services provided by the broker-dealer. RE Advisers may also rank broker-dealers based on the value of their research services and may use this ranking as one factor in its selection of broker-dealers.

In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to the Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).


For the years ended December 31, 1997 and 1996, the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund paid no brokerage commissions. For the years ended December 31, 1997 and 1996, the Value Fund paid $158,740 and $116,507, respectively in brokerage commissions, all of which were paid to brokers that provided research and other brokerage services to RE Advisers.


RE Advisers currently provides investment advice to the Homestead Funds as well as certain private advisory accounts. In addition, persons employed by RE Advisers currently provide investment advice to and supervision and monitoring of a qualified defined benefit plan, a qualified defined contribution plan, and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members ("NRECA Plans"). Some of the NRECA Plans and other accounts have investment objectives and programs similar to the Homestead Funds. Accordingly, occasions may arise when RE Advisers and the NRECA investment personnel may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Homestead Funds, the NRECA Plans, and other accounts.

On those occasions when such simultaneous investment decisions are made, RE Advisers and the NRECA investment personnel will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Homestead Funds' Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers and the NRECA investment personnel will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Homestead Funds.

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

The shares of each Fund are offered to the public for purchase directly through RE Investment, which serves as the principal underwriter and distributor for the Homestead Funds.

The offering and redemption price of the shares of each Fund is based upon that Fund's net asset value per share next determined after a purchase order or redemption request has been received in good order by the Homestead Funds' transfer agent. See "Determination of Net Asset Value" below. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Directors of the Homestead Funds deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Homestead Funds do not anticipate making redemptions-in-kind.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("Exchange") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

DETERMINATION OF NET ASSET VALUE


The net asset value of shares of each Fund is normally calculated as of the close of trading on the Exchange on every day the Exchange is open for trading, except (1) on days where the degree of trading in the Fund's portfolio securities would not materially affect the net asset value of the Fund's shares and (2) on days during which no shares of the Fund were tendered for redemption and no purchase orders were received. The Exchange is open Monday through Friday except on the following national holidays: New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



The net asset value of each Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.



For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.



For purposes of calculating the net asset value per share of the Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund, portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures and agreements approved by the Board of Directors, the Homestead Funds will use PFPC to perform the above-described valuation functions and RE Advisers continuously monitors PFPC's performance of those functions.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement between the Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Homestead Funds' Prospectus, Statement of Additional Information, and periodic reports to potential investors in the Funds; (2) the preparation, printing, and distribution of any advertisement or other sales literature; and, (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund's shares.

As previously discussed in this Statement of Additional Information, NRECA has agreed to provide personnel, property, and services to RE Investment in carrying out its responsibilities and services under its agreement with the Homestead Funds. In turn, RE Investment has agreed to provide, without cost to the Homestead Funds, persons to serve as directors, officers, or employees of the Homestead Funds.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Homestead Funds, and no commission or other fee will be paid by the Homestead Funds or RE Investment to any person or entity in connection with the sale of shares of the Funds.

TAXES

Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. As such, each Fund must meet the requirements of Subchapter M of the Code, including the requirements regarding the character of investments in each Fund, investment diversification, and distribution.


In general, to qualify as a RIC, at least 90% of the gross income of each Fund for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities.


A RIC must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level.

In addition, each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its capital gains net income (as of the twelve months ended December 31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund's ordinary income are taxable as such to shareholders.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of capital gains net income reflects a Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate income dividends and distributions of capital gains net income and must notify shareholders of these designations within sixty days after the close of the Homestead Funds' taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of capital gains net income.

If, in any taxable year, a Fund should not qualify as a RIC under the Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), that Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from the distributions or gains. If a Fund were to purchase shares in a PFIC and (if the PFIC made the necessary information available) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90 percent and calendar year distribution requirements described above.

CAPITAL STOCK AND CORPORATE MATTERS

As a Maryland corporate entity, the Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, do not expect to hold such meetings. The Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies, and restrictions of the Funds; and
(4) filling vacancies on the Board of Directors in the event that less than a majority of the Directors were elected by shareholders. The Homestead Funds expect that there will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At such time, the Directors then in office will call a shareholders meeting for the election of Directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Homestead Funds may remove a Director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.

PERFORMANCE INFORMATION ABOUT THE FUNDS

Daily Income Fund Yield Calculation

The Daily Income Fund calculates a seven-day "current yield" based on a hypothetical account containing one share at the beginning of the seven-day period. Current yield is calculated for the seven-day period by determining the net change in the hypothetical account's value for the period (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation, and including all dividends accrued and dividends reinvested in additional shares), and dividing the net change in the account value by the value of the account at the beginning of the period in order to obtain the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Daily Income Fund are included in the hypothetical account for only the beginning of the period. Account values also reflect all accrued expenses.

The Daily Income Fund's compound effective yield for the period is computed by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365/7, and subtracting one from the result. Current and compound yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results.


The seven-day current yield and compound effective yield of the Daily Income Fund at December 31, 1997 were 5.10% and 5.23%, respectively.


Total Return Calculations

Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T=(ERV/P)1/n - 1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period; where P equals a hypothetical initial payment of $1,000; and where n equals the number of years.


The average annual total returns for the 12 months ended December 31, 1997, five years ended December 31, 1997 and since inception (on November 19, 1990) for the Daily Income Fund were 4.92%, 4.28% and 4.38%, respectively, and for the Value Fund were 26.70%, 19.48% and 17.76%, respectively. The average annual total returns for the Short-Term Bond Fund for the 12 months ended December 31, 1997, five years ended December 31, 1997 and since inception (on November 5, 1991) were 6.62%, 5.80% and 6.06%, respectively. The average annual total returns for the Short-Term Government Securities Fund for the 12 months ended December 31, 1997 and since inception (on May 1, 1995) were 5.73% and 5.87%, respectively.



If RE Advisers had not assumed certain Fund Operating Expenses for the Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund as noted above, in accordance with the Expense Limitation Agreement with respect to each Fund, the average annual total return for the 12 months ended December 31, 1997 would have been 4.89% 6.50% and 5.21%, respectively.

Each Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):


C = (ERV/P) - 1

Where:

  C = Cumulative Total Return
  P = a hypothetical initial investment of $1,000
ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


The cumulative total return for the Daily Income Fund from its inception date (November 19, 1990) to December 31, 1997 was 35.69%; for the Short-Term Bond Fund from its inception date (November 5, 1991) to December 31, 1997 was 43.74%; for the Short-Term Government Securities Fund from its inception date (May 1, 1996) to December 31, 1997 was 16.45%; and for the Value Fund from its inception date (November 19, 1990) to December 31, 1997 was 220.44%.


Short-Term Bond Fund and Short-Term Government Securities Fund Yield Calculations. In addition to providing cumulative total return information, the Short-Term Bond Fund and Short-Term Government Securities Fund may also illustrate performance by providing yield information.

Each Fund's yield is based on a specified 30-day (or one month) period and is computed by dividing the net investment income per share earned during the specified period by the maximum offering price (i.e., net asset value) per share on the last day of the specified period, and annualizing the net results according to the following formula:

           a-b     6
YIELD = 2[(____+ 1)  -1]
            cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

Yield fluctuations may reflect changes in net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect its yield. Accordingly, yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of the Fund's future yield. The yields of the Short-Term Bond Fund and Short-Term Government Securities Fund are not guaranteed, and the principal is not insured.


The 30-day yield of the Short-Term Bond Fund and Short-Term Government Securities Fund as of December 31, 1997 was 5.85% and 5.15%, respectively.


From time to time, in reports and promotional literature, each Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (2) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in each Fund; (3) other government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; (4) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (5) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

In addition, the performance of the Daily Income Fund may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Daily Income Fund's holdings such as: (1) Advertising News Service, Inc.'s "Bank Rate Monitor The Weekly Financial Rate Reporter," a weekly publication which lists the yield on various money market instruments offered to the public by 100 leading banks and thrift institutions in the United States, including loan rates offered by these banks; (2) Donoghue Organization, Inc., "Donoghue's Money Fund Reports," a weekly publication which tracks net assets, yield, maturity and portfolio holdings of approximately 380 money market mutual funds offered in the United States; and (3) indices prepared by the research departments of such financial organizations as Lehman Brothers, Merrill Lynch, Pierce, Fenner and Smith, Inc., and Lipper Analytical Services, Inc.

The performance of the Short-Term Bond Fund may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Short-Term Bond Fund's holdings, including those listed above for the Daily Income Fund. Such benchmarks may also include: (1) bank certificates of deposit ("CDs") which differ from an investment in a mutual fund in several ways: (a) the interest rate established by the sponsoring bank is fixed for the term of the CD, (b) there are penalties for early withdrawal from CDs, and (c) the principal on a CD is insured by the FDIC; (2) Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," including in particular the 1-2.99 Years Treasury Note Index; (3) Salomon Brothers, Inc., "Bond Market Round-Up," a weekly publication that tracks yields and yield prices in a large group of money market instruments, public corporate debt obligations and U.S. Government securities; and (4) other indices prepared by the research department of such financial institutions as Lehman Brothers and Merrill Lynch, Pierce, Fenner & Smith, Inc.

The performance of the Short-Term Government Securities Fund may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Short-Term Government Securities Fund's holdings, including those listed above for the Short-Term Bond Fund.

The performance of the Value Fund also may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Value Fund's holdings such as: (1) the Standard and Poor's 500 Composite Stock Index ("S&P 500 Index"), a well known measure of the price performance of 500 leading large domestic stocks, which together represent approximately 80% of the capitalization of the United States equity market. The S&P 500 Index is widely regarded as representative of the equity market in general and may include companies in which the Value Fund may invest. The S&P 500 Index is unmanaged and capitalization weighted. Performance of the S&P 500 Index assumes reinvestment of all capital gains distributions and dividends paid by the stocks in that data base; (2) Lipper Analytical Services, Inc.'s "Lipper Growth and Income Fund Performance Analysis," a monthly publication that tracks net assets and total return of approximately 143 growth and income mutual funds offered in the United States; and (3) indices prepared by the research departments of such financial institutions as Lehman Brothers and Merrill Lynch, Pierce, Fenner and Smith, Inc.

The performance of the indices that may be used as benchmarks for each Fund's performance, unlike the returns of the Funds, do not include the effect of paying brokerage costs (for equity securities) and other transaction costs that investors normally incur when investing directly in the securities in those indices.

The Homestead Funds may also illustrate a particular Fund's investment returns or returns in general by graphs and charts, that compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable basis. In this regard, information derived from the following chart may be used:

Tax-Deferred Versus Taxable Returns

Assuming 9% annual rate of return, $2,000 annual contribution and 28% tax bracket, the following is a comparison of tax-deferred and taxable returns:

                          Year                  Taxable            Tax Deferred
                          ----                  -------            ------------
                           10                  $ 28,700             $ 33,100
                           15                  $ 51,400             $ 64,000
                           20                  $ 82,500             $111,500
                           25                  $125,100             $184,600
                           30                  $183,300             $297,200


INDEPENDENT AUDITORS


Deloitte & Touche LLP, whose address is 117 Campus Drive, Princeton, NJ 08540, have been selected as the independent auditors for the Homestead Funds.



The audited financial statements for the fiscal year ended December 31, 1997 and the report of the independent auditors for the year then ended, are included in the Homestead Funds' Annual Report to Shareholders for December 31, 1997 ("Annual Report"). The Annual Report is incorporated by reference in this Statement of Additional Information.


LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the offer and sale of the shares described in the Prospectus has been provided by Jorden Burt Berenson & Johnson LLP, 1025 Thomas Jefferson Street, N.W., Washington, DC 20007 which serves as Special Counsel to the Homestead Funds.

                                    APPENDIX

            DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES
                            AND OTHER DEBT SECURITIES

Description of Moody's Investors Service, Inc.'s commercial paper ratings:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1.       Leading market positions in well established industries.
         High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Moody's Investors Service, Inc.'s corporate bond ratings:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.


Description of Standard & Poor's Corporation's commercial paper ratings:

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Standard & Poor's Corporation's corporate bond ratings:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.

Description of Fitch Investor's Service, Inc.'s commercial paper ratings:

Fitch-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Description of Fitch Investor's Service, Inc.'s corporate bond ratings:

AAA--Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA--Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the "AAA" class, but a bond so rated may be of junior though strong lien--in many cases directly following an AAA bond--or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Description of Duff & Phelps Inc.'s commercial paper ratings:

Duff 1--High certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Description of Duff & Phelps Inc.'s corporate bond ratings:

Duff 1--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

Duff 2,3,4--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

PART C.  OTHER INFORMATION

Item 24.        Financial Statements and Exhibits.

         (a)    Financial Statements incorporated by reference into the
                Prospectus:


                         Financial Highlights for the period November 19, 1990 (commencement of operations) to December 31, 1990, the years ended December 31, 1991, 1992, 1993, 1994,
                         1995, 1996 and 1997 for the Daily Income Fund and Value Fund, and for the period November 5, 1991
                         (commencement of operations) to December 31, 1991, the years ended December 31, 1992, 1993, 1994, 1995
                         1996 and 1997 for the Short-Term Bond Fund, and for the period May 1, 1995 (commencement of operations) to December 31, 1995 and the years ended December 31,
                         1996 and 1997 for the Short-Term Government Securities Fund.(11)


                Financial Statements incorporated by reference into the Statement of Additional Information:


                         Statement of Assets and Liabilities as of December 31, 1997.



                         Statement of Operations for the year ended December 31, 1997.



                         Statements of Changes in Net Assets for the years ended December 31, 1997 and December 31, 1996.



                         Portfolios of Investments as of December 31, 1997.



                         Report of Independent Auditors.



                         Notes to Financial Statements for the year ended December 31, 1997.


         (b)    Exhibits:

                         1.       Articles of Incorporation of Homestead
                                  Funds, Inc.(1)


                         1(a). Articles Supplementary to the Articles of Incorporation.


                         2.       By-Laws of Homestead Funds, Inc.(1)

                         3.       Not applicable.

                     4(a). Specimen Certificate of Stock of the Daily Income Fund.(3)

                     4(b).   Specimen Certificate of Stock of the Value
                             Fund.(3)

                     4(c).   Specimen Certificate of Stock of the
                             Short-Term Bond Fund.(4)

                     4(d).   Specimen Certificate of Stock of the
                             Short-Term Government Securities Fund.(9)


                     4(e). Specimen Certificate of Stock of the Small Company Stock Fund.


                     5(a). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation.(11)

                     5(b).   Investment Management Agreement by and
                             between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation.(11)

                     5(c). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation.(11)

                     5(d). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation.(11)


                     5(e) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small Company Stock Fund, and RE Advisers Corporation.


                     6. Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation.(3)

                     7.      Not applicable.


                     8. Custodian Agreement by and between Homestead Funds, Inc. and Wilmington Trust Company assigned to PNC Bank.(9)



                     9(a). Transfer Agency Agreement by and between Homestead Funds, Inc. and Rodney Square Management Corporation assigned to PFPC, Inc.(9)


                     9(b). Joint Services Agreement among National Rural Electric Cooperative Association, RE
                             Investment Corporation, and RE Advisers
                             Corporation.(2)

                     9(c). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation.(11)

                          9(d). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation.(11)

                          9(e). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation.(11)

                          9(f). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation.(11)


                          9(g). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Small Company Stock Fund, and RE Advisers Corporation.


                          10. Opinion and Consent of Counsel regarding the legality of the securities being registered.(1)


                          10(a). Opinion and Consent of Counsel regarding the legality of the securities being registered. (4)



                          11(a). Consent of Ernst & Young LLP, independent auditors.



                            (b) Consent of Deloitte & Touche LLP, independent auditors.


                          12.     Not applicable.

                          13(a). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund.(2)

                          13(b). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund.(4)

                          13(c). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund.(9)

                          13(d) Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small Company Stock Fund.



                          14. Specimen Individual Retirement Account Plan Document.(3)

                          15.     Not applicable.


                          16(a).  Computation of a $1,000 Hypothetical
                                  Investment in the Daily Income Fund,
                                  Short-Term Bond Fund, Short-Term Government
                                  Securities Fund and Value Fund, set forth in the Prospectus Fee Table.

                          16(b). Computations of the Current Yield and Compound Effective Yield Quotations for the Daily Income Fund for the period ended December 31, 1997, set forth in the Statement of Additional Information.



                          16(c). Computation of the 30-Day Yield Quotation for the Short-Term Bond Fund and Short-Term Government Securities Fund for the period ended December 31, 1997, set forth in the Statement of Additional Information.



                          16(d).  Set forth in the Statement of Additional
                                  Information:  Computation of the Cumulative
                                  Total Returns for the Daily Income Fund,
                                  Short-Term Bond Fund, Short-Term Government
                                  Securities Fund and Value Fund for the period ended December 31, 1997. SEC's Standardized Average Annual Total Returns for the Daily Income Fund, Short-Term Bond Fund and Value Fund for the year ended December 31, 1997, five years ended December 31, 1997 and since the inception of each Fund. SEC's Standardized Average Annual Total Returns for the Short-Term Government Securities Fund for the year ended December 31, 1997 and since inception.



                          16(e). Calculation of total return before expense waivers, as of December 31, 1997.





                          17.     Organizational Chart.(5)


                          18.     Specimen Price Make-Up Sheet.


                          19(a).  Power of Attorney.(1)

                          19(b).  Power of Attorney.(2)


                          19(c).  Power of Attorney.(12)


(1) Incorporated herein by reference to initial filing, on July 9, 1990.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 on October 1, 1990 of Registrant's Registration Statement on Form N-aA, File No. 33-35788.

(3) Incorporated herein by reference to Post-Effective Amendment No. 2 on May 1, 1991 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 on September 5, 1991 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(5) Incorporated herein by reference to Post-Effective Amendment No. 4 on May 1, 1992 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 on May 1, 1993 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

35788.

(7) Incorporated herein by reference to Post-Effective Amendment No. 6 on April 29, 1994 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(8) Incorporated herein by reference to Post-Effective Amendment No. 7 on January 20, 1995 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(9) Incorporated herein by reference to Post-Effective Amendment No. 8 on April 26, 1995 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(10) Incorporated herein by reference to Post-Effective Amendment No. 9 on May 1, 1996 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(11) Incorporated herein by reference to Post-Effective Amendment No. 10 on May 1, 1997 of Registrant's Registration Statement on Form N-1A, File No. 33-35788


(12) Incorporated herein by reference to Post-Effective Amendment No. 11 on December 18, 1997 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.




Item 25.         Persons Controlled by or under Common Control with Registrant.


                 No person is directly or indirectly controlled by Registrant. The information in the Statement of Additional Information dated March 4, 1998 relating to "control persons" is incorporated herein by reference.




Item 26.         Number of Holders of Securities, as of December 31, 1997.




                 Title of Class                       Number of Record Holders
                 --------------                       ------------------------
                 Daily Income Fund                              1,509

                 Short-Term Bond Fund                           2,174

                 Short-Term Government Securities Fund            496

                 Value Fund                                    10,999




Item 27.         Indemnification

                 Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Form N-1A registration statement filed on October 1, 1990.

Item 28.         Business and Other Connections of Investment Manager

                 Certain information pertaining to business and other connections of the Registrant's investment manager, RE Advisers is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Homestead Funds are Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." Set forth below is a list of each director and officer of RE Advisers indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

Name                                               Position and Organization
----                                               -------------------------
Anthony C. Williams                                President and Director of Homestead Funds; President and Director of
President and Director                             RE Investment; Director of Retirement, Safety and Insurance Department of NRECA
                                                   1985-present); Director, Cooperative Benefit Administrators, Inc., Electric Life
                                                   Cooperative Insurance Company and, Cooperative Insurance Services, Inc.
                                                   (1985-present).

Peter R. Morris                                    Secretary, Treasurer and Director of Homestead Funds and RE Investment.
Vice President and Director                        Executive Director of Investments of NRECA (1988-present).

Stuart E. Teach                                    Vice President of RE Investment; Senior Equity Portfolio Manager of NRECA
Secretary, Treasurer and Director                  (1985-present).

Catherine M. Blushi                                Compliance Officer and Assistant Compliance Officer Secretary of Homestead
                                                   Funds; Securities Compliance Officer of NRECA and RE Investment (1990-present).

Item 29.         Principal Underwriters.

                 (a) RE Investment acts as principal underwriter of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment does not serve as principal underwriter or distributor for any other investment company.

                 (b) Set forth below is information concerning each director, officer, or partner of RE Investment.

                Name and Principal              Positions and Offices            Offices with
                Business Address*                 with Underwriter                Registrant
                ----------------                  ----------------                ----------


                Stuart E. Teach                  President                       None

                Peter R. Morris                  Secretary, Treasurer            Secretary,
                                                                                 and Director
                                                                                 Treasurer and
                                                                                 Director

                William P. McKeithan             Vice President,                 Vice President
                                                                                 Counsel and and Counsel
                                                 Director

                Anthony C. Williams              Vice President and              President and
                                                 Director                        Director

                Catherine M. Blushi              Securities Compliance           Compliance
                                                 Officer                         Officer and
                                                                                 Secretary

*The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.

Item 30.        Location of Accounts and Records.

                The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.


                PNC Bank ("PNC"), 400 Bellevue Parkway, Wilmington, DE
                19809, serves as custodian and accounting services agent for the Registrant and in such capacity keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and other records relating to PNC's duties in its capacity as custodian and accounting services agent.



                PFPC, Inc. serves as the transfer agent, dividend disbursing agent, and shareholder servicing agent for the Registrant and in such capacity keeps records regarding each shareholder's account and all disbursements made to shareholders. In addition, RE Advisers, pursuant to its Investment Management Agreements with respect to each Fund, maintains all records required pursuant to such agreements. RE Investment, as principal underwriter for the Homestead Funds, maintains all records required pursuant to the Distribution Agreement with the Homestead Funds.

Item 31.        Management Services.

                RE Advisers, pursuant to the Investment Management Agreements, performs certain administrative services for the Homestead Funds.

Item 32.        Undertakings.

                The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request without charge.


                The Registrant undertakes to provide updated Financial Information with regard to the Small Company Stock Fund within four to six months from the date of this Post-effective amendment filing.

                                  SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Washington, D.C., on the 4th day of March 1998.





                                             Homestead Funds, Inc.
                                        ---------------------------------
                                                (Registrant)

                                        /s/ Anthony C. Williams
                                        ---------------------------------
                                             Anthony C. Williams
                                             President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        Signature               Title                   Date

/s/ Anthony C. Williams         President               March 4, 1998
-----------------------
Anthony C. Williams


Francis P. Lucier*              Director                March 4, 1998
-----------------------
Francis P. Lucier





Anthony M. Marinello*           Vice President and         March 4, 1998
-----------------------           Director
Anthony M. Marinello


Peter R. Morris*                Secretary, Treasurer       March 4, 1998
-----------------------           and Director
Peter R. Morris


James F. Perna*                 Director                   March 4, 1998
-----------------------
James F. Perna


*By:/s/William P. McKeithan
    -----------------------
    William P. McKeithan, Esq.
    (Attorney-in-Fact)
